Exhibit 10.4

Execution Version

FIRST LIEN/SECOND LIEN INTERCREDITOR AGREEMENT

August 28, 2015

among

PERCEPTIVE CREDIT OPPORTUNITIES FUND, LP,
as Class A Representative

MACQUARIE US TRADING LLC,
as Class B Agent

CORTLAND CAPITAL MARKET SERVICES LLC,
as Second Lien Collateral Agent

PERCEPTIVE CREDIT OPPORTUNITIES FUND, LP,
as Control Agent

KADMON PHARMACEUTICALS, LLC,
as Borrower

KADMON HOLDINGS, LLC,
as Holdings

KADMON CORPORATION, LLC,
KADMON RESEARCH INSTITUTE, LLC,
THREE RIVERS RESEARCH INSTITUTE I, LLC,
THREE RIVERS BIOLOGICS, LLC,
THREE RIVERS GLOBAL PHARMA, LLC,
as Guarantors

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TABLE OF CONTENTS

(continued)

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TABLE OF CONTENTS

(continued)

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FIRST/SECOND LIEN INTERCREDITOR AGREEMENT

This Intercreditor Agreement is entered into as of August 28, 2015 (this “Agreement”) among PERCEPTIVE CREDIT OPPORTUNITIES FUND, LP, a Delaware limited partnership (“Perceptive”), as control agent as defined in the Class A Credit Agreement referred to below (in such capacity, “Class A Representative”), MACQUARIE US TRADING LLC, as administrative agent, collateral agent and custodian for the Class B Lenders defined below (in such capacity, “Class B Agent”), CORTLAND CAPITAL MARKET SERVICES LLC, a Delaware limited liability company, as collateral agent for the Second Lien Purchasers defined below (in such capacity, “Second Lien Collateral Agent”), PERCEPTIVE CREDIT OPPORTUNITIES FUND, LP, as control agent for Class A Representative, Class B Agent and Second Lien Collateral Agent (in such capacity, the “Control Agent”), KADMON PHARMACEUTICALS, LLC, a Pennsylvania limited liability company (“Borrower”), KADMON HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), and the other Guarantors (as defined below).

BACKGROUND

(A)                               Borrower has entered into that certain Credit Agreement, dated as of the date hereof (as from time to time amended, restated, supplemented or otherwise modified, renewed, refinanced or replaced, the “Class A Credit Agreement”), with Holdings and the other Guarantors from time to time party thereto, Class A Lenders and Class A Representative, providing for a term loan to Borrower.

(B)                               Borrower has entered into that certain Third Amended and Restated Senior Secured Convertible Credit Agreement, dated as of the date hereof (as from time to time further amended, restated, supplemented or otherwise modified, renewed, refinanced or replaced, the “Class B Credit Agreement”), with Holdings and the other Guarantors from time to time party thereto, certain lenders and agents, and Class B Agent, providing for a convertible term loan to Borrower.

(C)                               Borrower has issued Second-Lien Convertible PIK Notes due 2019, dated as of the date hereof (as from time to time amended, restated, supplemented or otherwise modified, renewed, refinanced or replaced, the “Second Lien Notes”), in favor of the purchasers (the “Second Lien Purchasers”).

(D)                               Holdings has guaranteed, and Holdings and Borrower have agreed to cause certain current and future Subsidiaries of Borrower and Holdings (together with Holdings, the “Guarantors”) to guarantee, Borrower’s Obligations under the Class A Credit Agreement, the Class B Credit Agreement and the Second Lien Notes.

(E)                                The First Lien Obligations and the Second Lien Obligations are secured by Liens on substantially all the assets of Borrower and the Guarantors.

(F)                                 The Parties desire to set forth in this Agreement their rights and remedies with respect to the Collateral securing the First Lien Obligations and the Second Lien Obligations, and priority of payment with respect to the Class A Obligations, Class B Obligations and Second Lien Obligations.

AGREEMENT

1.                                      DEFINITIONS

1.1                               DEFINED TERMS

Unless otherwise stated or the context otherwise clearly requires, the following terms have the following meanings:

“Affiliate” means, for a specified Person, another Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the specified Person. For these purposes, “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and “controlled” has a correlative meaning.

“Agreement” is defined in the Preamble.

“Assignment and Acceptance” is defined in Section 6.1(a)(B).

“Bankruptcy Code” means the federal Bankruptcy Code.

“Bankruptcy Law” means the Bankruptcy Code and any similar federal, state, or foreign bankruptcy, insolvency, receivership, or similar law affecting creditors’ rights generally.

“Borrower” is defined in the Preamble.

“Business Day” means a day other than a Saturday, Sunday, or other day on which commercial banks in New York City are authorized or required by law to close (or are in fact closed).

“Capped Class A Obligations” means Class A Obligations relating to the payment of principal, together with interest, premium (including the amount of the Prepayment Premium under, and as defined in, the Class A Credit Agreement, regardless of whether such Prepayment Premium is then due and payable) and fees accruing or payable in respect thereof or in respect of commitments therefor.

“Capped Class B Obligations” means Class B Obligations relating to the payment of principal, together with interest, premium (including the amount of the Prepayment Premium under, and as defined in, the Class B Credit Agreement, regardless of whether such Prepayment Premium is then due and payable) and fees accruing or payable in respect thereof or in respect of commitments therefor.

“Capped First Lien Obligations” means any First Lien Obligations consisting of Capped Class A Obligations or Capped Class B Obligations.

“Capped Second Lien Obligations” means Second Lien Obligations relating to the payment of principal, together with interest, premium (if any) and fees accruing or payable in respect thereof or in respect of commitments therefor.

“Class A Cap” means the sum of:

(a)                                 the excess of:

(1)                                 the sum of (x) the aggregate principal amount of Class A Obligations up to, but not in excess of, $40,250,000, plus (y) the amount of interest thereon compounded and added to the principal thereof, over

(2)                                 principal payments applied to term loans that are Class A Obligations (other than payments in connection with a Refinancing); plus

(b)                                 amounts in respect of accrued, unpaid interest, fees, and premium (including, for the avoidance of doubt, the amount of the Prepayment Premium under, and as defined in the Class A Credit Agreement), in each case above accruing in respect of or attributable to, but only in respect of or attributable to, the aggregate principal amount of Class A Obligations (including the aggregate original principal amount of any term loan that is a Class A Obligation) at any one time not to exceed the amount referred to in clause (a);

provided that the Class A Cap shall not apply to any Class A Obligations other than Capped Class A Obligations.  Notwithstanding the foregoing, the Class A Cap shall not be deemed to have been breached as a result of the incurrence of any DIP Financing consented to by a First Lien Representative and deemed consented to by the Second Lien Collateral Agent pursuant to Section 7.1(a).

Any net increase in the aggregate principal amount of a loan (on a U.S. Dollar equivalent basis) after the loan is incurred that is caused by a fluctuation in the exchange rate of the currency in which the loan is denominated will be ignored in determining whether the Class A Cap has been exceeded, except with respect to the principal amount of Class A Obligations made, issued, or advanced after the calculation of such fluctuation in exchange rate.

“Class A Claimholders” means, together, Class A Lenders, Class A Representative and the other holders of Class A Obligations.

“Class A Collateral” means all of the property of any Grantor, whether real, personal, or mixed, as to which a Lien is granted as security for a Class A Obligation.

“Class A Collateral Documents” means the security documents defined in the Class A Credit Agreement, and any other documents or instruments granting a Lien on real or personal property to secure a Class A Obligation or granting rights or remedies with respect to such Liens.

“Class A Credit Agreement” is defined in the Preamble.

“Class A Lenders” means any “Lender” under the Class A Credit Agreement.

“Class A Loan Documents” means:

(a)                                 the Class A Credit Agreement and the “Loan Documents” defined in the Class A Credit Agreement;

(b)                                 each other agreement, document, or instrument providing for, evidencing, guaranteeing, or securing an Obligation under the Class A Credit Agreement;

(c)                                  any other document or instrument executed or delivered at any time in connection with Borrower’s Obligations under the Class A Credit Agreement, including any guaranty of or grant of Collateral to secure such Obligations, and any intercreditor or joinder agreement to which holders of Class A Obligations are parties, to the extent effective at the relevant time; and

(d)                                 each other agreement, document, or instrument providing for, evidencing, guaranteeing, or securing any DIP Financing provided by or consented to in writing by Class A Lenders and deemed consented to by the Second Lien Purchasers pursuant to Section 7.1 to the extent effective at the relevant time; provided that any such documents or instruments to which any Class A Claimholder is a party in connection with a DIP Financing (other than a DIP Financing deemed consented to by Second Lien Purchasers pursuant to Section 7.1) will not be deemed Class A Loan Documents unless so designated in writing by Class A Lenders.

“Class A Obligations” means all Obligations of the Grantors under:

(a)                                 the Class A Credit Agreement and the other Class A Loan Documents;

(b)                                 the guaranties by the Guarantors of the Borrower’s Obligations under the Class A Loan Documents; or

(c)                                  any other agreement or instrument granting or providing for the perfection of a Lien securing any of the foregoing.

Notwithstanding any other provision hereof, the term “Class A Obligations” will include accrued interest, fees, costs, and other charges incurred under the Class A Credit Agreement and the other Class A Loan Documents, whether incurred before or after commencement of an Insolvency Proceeding, and whether or not allowable in an Insolvency Proceeding. To the extent that any payment with respect to the Class A Obligations (whether by or on behalf of any Grantor, as proceeds of security, enforcement of any right of set-off, or otherwise) is declared to be fraudulent or preferential in any respect, set aside, or required to be paid to a debtor in possession, trustee, receiver, or similar Person, then the obligation or part thereof originally intended to be satisfied will be deemed to be reinstated and outstanding as if such payment had not occurred.

“Class A Representative” is defined in the Preamble.

“Class B Agent” is defined in the Preamble.

“Class B Cap” means the sum of:

(a)         the excess of:

(1)                                 the sum of (x) the aggregate principal amount of Class B Obligations up to, but not in excess of, $79,460,064.33, plus (y) the amount of interest thereon compounded and added to the principal thereof, over

(2)                                 principal payments applied to term loans that are Class B Obligations (other than payments in connection with a Refinancing); plus

(b)                                 amounts in respect of accrued, unpaid interest, fees, and premium (including, for the avoidance of doubt, the amount of the Prepayment Premium under, and as defined in the Class B Credit Agreement), in each case above accruing in respect of or attributable to, but only in respect of or attributable to, the aggregate principal amount of Class B Obligations (including the aggregate original principal amount of any term loan that is a Class B Obligation) at any one time not to exceed the amount referred to in clause (a);

provided that the Class B Cap shall not apply to any Class B Obligations other than Capped Class B Obligations.  Notwithstanding the foregoing, the Class B Cap shall not be deemed to have been breached as a result of the incurrence of any DIP Financing consented to by a First Lien Representative and deemed consented to by the Second Lien Collateral Agent pursuant to Section 7.1(a).

Any net increase in the aggregate principal amount of a loan (on a U.S. Dollar equivalent basis) after the loan is incurred that is caused by a fluctuation in the exchange rate of the currency in which the loan is denominated will be ignored in determining whether the Class B Cap has been exceeded, except with respect to the principal amount of Class B Obligations made, issued, or advanced after the calculation of such fluctuation in exchange rate.

“Class B Claimholders” means, together, Class B Agent and the holders of Class B Obligations.

“Class B Collateral” means all of the property of any Grantor, whether real, personal, or mixed, as to which a Lien is granted as security for a Class B Obligation.

“Class B Collateral Documents” means the security documents defined in the Class B Credit Agreement, and any other documents or instruments granting a Lien on real or personal property to secure a Class B Obligation or granting rights or remedies with respect to such Liens.

“Class B Credit Agreement” is defined in the Preamble.

“Class B Lenders” means any “Lender” under the Class B Credit Agreement.

“Class B Loan Documents” means:

(a)                                 the Class B Credit Agreement and the “Loan Documents” defined in the Class B Credit Agreement;

(b)                                 each other agreement, document, or instrument providing for, evidencing, guaranteeing, or securing an Obligation under the Class B Credit Agreement;

(c)                                  any other document or instrument executed or delivered at any time in connection with Borrower’s Obligations under the Class B Credit Agreement, including any guaranty of or grant of Collateral to secure such Obligations, and any intercreditor or joinder agreement to which holders of Class B Obligations are parties, to the extent effective at the relevant time; and

(d)                                 each other agreement, document, or instrument providing for, evidencing, guaranteeing, or securing any DIP Financing provided by or consented to in writing by Class B Lenders and deemed consented to by the Second Lien Purchasers pursuant to Section 7.1 to the extent effective at the relevant time; provided that any such documents or instruments to which any Class B Claimholder is a party in connection with a DIP Financing (other than a DIP Financing deemed consented to by Second Lien Purchasers pursuant to Section 7.1) will not be deemed Class B Loan Documents unless so designated in writing by Class B Lenders.

“Class B Obligations” means all Obligations of the Grantors under:

(a)                                 the Class B Credit Agreement and the other Class B Loan Documents;

(b)                                 the guaranties by the Guarantors of Borrower’s Obligations under the Class B Loan Documents; or

(c)                                  any other agreement or instrument granting or providing for the perfection of a Lien securing any of the foregoing.

Notwithstanding any other provision hereof, the term “Class B Obligations” will include accrued interest, fees, costs, and other charges incurred under the Class B Credit Agreement and the other Class B Loan Documents, whether incurred before or after commencement of an Insolvency Proceeding, and whether or not allowable in an Insolvency Proceeding.

“Class B Purchase Event” is defined in Section 6.1(b).

“Class B Standstill Period” is defined in Section 4.1(b)(2)(A).

“Collateral” means, subject to Section 2.3(c), all of the property of any Grantor, whether real, personal, or mixed, that is (or is required to be) Class A Collateral, Class B Collateral or Second Lien Collateral, including any property subject to Liens granted pursuant to Section 7 to secure Class A Obligations, Class B Obligations or Second Lien Obligations.

“Control Agent” is defined in the Preamble.

“Defaulting Creditor” is defined in Section 6.7(c).

“DIP Financing” means the obtaining of credit or incurring debt secured by Liens on the Collateral pursuant to Section 364 of the Bankruptcy Code (or similar Bankruptcy Law).

“Discharge of Class A Obligations” means:

(a)                                 payment in full in cash of the principal of and interest (including interest accruing on or after the commencement of an Insolvency Proceeding, whether or not such interest would be allowed in the proceeding) on all outstanding Indebtedness included in the Class A Obligations;

(b)                                 payment in full in cash of all other Class A Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (other than indemnification Obligations for which no claim or demand for payment, whether oral or written, has been made at such time), and

(c)                                  termination or expiration of any commitments to extend credit that would be Class A Obligations.

“Discharge of Class B Obligations” means:

(a)                                 (i) payment in full in cash of the principal of and interest (including interest accruing on or after the commencement of an Insolvency Proceeding, whether or not such interest would be allowed in the proceeding) on all outstanding Indebtedness included in the Class B Obligations or (ii) conversion of all of the foregoing amounts into Conversion Property as defined in the Class B Credit Agreement; and

(b)                                 (i) payment in full in cash of all other Class B Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (other than indemnification Obligations for which no claim or demand for payment, whether oral or written, has been made at such time) or (ii) conversion of all of the foregoing amounts into Conversion Property as defined in the Class B Credit Agreement.

“Discharge of First Lien Obligations” means that each of the Discharge of Class A Obligations, and the Discharge of Class B Obligations, has occurred.

“Discharge of Ordinary First Lien Obligations” means that each of the Discharge of Class A Obligations to the extent of Ordinary Class A Obligations, and the Discharge of Class B Obligations to the extent of Ordinary Class B Obligations, has occurred.

“Discharge of Second Lien Obligations” means:

(a)                                 (i) payment in full in cash of the principal of and interest (including interest accruing on or after the commencement of an Insolvency Proceeding, whether or not such interest would be allowed in the proceeding) on all outstanding Indebtedness included in the Second Lien Obligations or (ii) conversion of all of the foregoing amounts into Conversion Units as defined in the Second Lien Notes; and

(b)                                 (i) payment in full in cash of all other Second Lien Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (other than indemnification Obligations for which no claim or demand for payment, whether oral or written, has been made at such time) or (ii) conversion of all of the foregoing amounts into Conversion Units as defined in the Second Lien Notes.

“Disposition” means an “Asset Sale” (as defined in the Class A Credit Agreement), or other sale, lease, exchange, transfer, or other disposition.

“Enforcement Action” means an action under applicable law:

(a)                                 to foreclose, execute, levy, or collect on, take possession or control of, sell or otherwise realize upon (judicially or non-judicially), or lease, license, or otherwise dispose of (whether publicly or privately), Collateral, or otherwise exercise or enforce remedial rights with respect to Collateral under any First Lien Loan Document or the Second Lien Note Documents (including by way of set-off, recoupment notification of a public or private sale or other disposition pursuant to the UCC or other applicable law, notification to account debtors, notification to depositary banks under deposit account control agreements, or exercise of rights under landlord consents, if applicable);

(b)                                 to solicit bids from third Persons to conduct the liquidation or disposition of Collateral or to engage or retain sales brokers, marketing agents, investment bankers, accountants, appraisers, auctioneers, or other third Persons for the purposes of valuing, marketing, promoting, and selling Collateral;

(c)                                  to receive a transfer of Collateral in satisfaction of Indebtedness or any other Obligation secured thereby;

(d)                                 otherwise to enforce a security interest or exercise another right or remedy, as a secured creditor or otherwise, pertaining to the Collateral at law, in equity, or pursuant to any First Lien Loan Document or the Second Lien Note Documents (including the commencement of applicable legal proceedings or other actions with respect to all or any portion of the Collateral to facilitate the actions described in the preceding clauses, and exercising voting rights in respect of equity interests comprising Collateral);

(e)                                  to effect the Disposition of Collateral by any Grantor after the occurrence and during the continuation of an event of default under any First Lien Loan Document or the Second Lien Note Documents with the consent of the applicable First Lien Representative or Second Lien Collateral Agent, as applicable;

(f)                                   to commence, or join in filing of a petition for commencement of, an Insolvency Proceeding against the owner of Collateral.

“Equity Interest” means, for any Person, any and all shares, interests, participations, or other equivalents, including membership interests (however designated, whether voting or non-voting) of equity of the Person, including, if the Person is a partnership, partnership interests (whether general or limited) or any other interest or participation that confers on a holder the right to receive a share of the profits and losses of, or distributions of property of, such partnership, but not including debt securities convertible or exchangeable into equity.

“Excess Class A Obligations” means any Class A Obligations that are Capped Class A Obligations and that are in excess of the Class A Cap.

“Excess Class B Obligations” means any Class B Obligations that are Capped Class B Obligations and that are in excess of the Class B Cap.

“Excess First Lien Obligations” means, together, any Excess Class A Obligations and any Excess Class B Obligations.

“Excess Second Lien Obligations” means any Second Lien Obligations that are Capped Second Lien Obligations and that are in excess of the Second Lien Cap.

“First Lien Claimholders” means, together, Class A Claimholders and Class B Claimholders.

“First Lien Collateral” means, together, Class A Collateral and Class B Collateral.

“First Lien Collateral Documents” means, together, Class A Collateral Documents and Class B Collateral Documents.  The “applicable” First Lien Collateral Documents of any First Lien Claimholder shall be the Class A Collateral Documents, in the case of Class A Claimholders, and the Class B Collateral Documents, in the case of Class B Claimholders.

“First Lien Credit Agreement” means either Class A Credit Agreement or Class B Credit Agreement.

“First Lien Loan Documents” means, together, Class A Loan Documents and Class B Loan Documents.  The “applicable” First Lien Loan Documents of any First Lien Claimholder shall be the Class A Loan Documents, in the case of Class A Claimholders, and the Class B Loan Documents, in the case of Class B Claimholders.

“First Lien Obligations” means, together, Class A Obligations and Class B Obligations.  The “applicable” First Lien Obligations of any First Lien Claimholder shall be the Class A Obligations, in the case of Class A Claimholders, and the Class B Obligations, in the case of Class B Claimholders.

“First Lien Representative” means, subject to Section 4.1(b), either Class A Representative or Class B Agent.

“Governmental Authority” means any nation, government, branch of power (whether executive, legislative or judicial), state, province or municipality or other political subdivision thereof and any entity exercising executive, legislative, judicial, monetary, regulatory or administrative functions of or pertaining to government, including without limitation Regulatory Authorities, governmental departments, agencies, commissions, bureaus, officials, ministers, courts, bodies, boards, tribunals and dispute settlement panels, and other law-, rule- or regulation-making organizations or entities of any State, territory, county, city or other political subdivision of the United States.

“Grantor” means each of Borrower, each Guarantor, and each other Person that executes and delivers a Class A Collateral Document, Class B Collateral Document or a Second Lien Collateral Document as a “grantor” or “pledgor” (or the equivalent).

“Guarantors” is defined in the Preamble.

“Holdings” is defined in the Preamble.

“Indebtedness” means and includes all Obligations that constitute “Indebtedness” under the Class A Credit Agreement or the Class B Credit Agreement, or “Obligations” under the Second Lien Notes, as applicable.

“Insolvency Proceeding” means (i) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (ii) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other, similar arrangement in respect of any Person’s creditors generally or any substantial portion of such Person’s creditors, in each case undertaken under U.S. Federal, state or foreign law, including the Bankruptcy Code.

“Lien” means any mortgage, lien, pledge, charge or other security interest, or any lease, title retention agreement, mortgage, restriction, easement, right-of-way, option or adverse claim (of ownership or possession) or other encumbrance of any kind or character whatsoever or any preferential arrangement that has the practical effect of creating a security interest.

“Modify”, as applied to any document or obligation, includes:

(a)                                 any modification by amendment, supplement, termination, or replacement of the document or obligation;

(b)                                 any waiver of a provision (including waivers by course of conduct); and

(c)                                  the settlement or release of any claim;

whether oral or written, and regardless of whether the modification is in conformity with the provisions of the document or obligation governing modifications.

“New Agent” is defined in Section 5.4.

“Obligations” means all obligations of every nature of a Person owed to any obligee under an agreement, whether for principal, interest, acceleration or prepayment premium or penalties or payments for early termination, fees, expenses, indemnification, or otherwise, and all guaranties of any of the foregoing, whether absolute or contingent, due or to become due, now existing or hereafter arising, and including interest and fees that accrue after the commencement by or against any Person of any proceeding under any Bankruptcy Law naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

“Ordinary Class A Obligations” means, together, the Capped Class A Obligations (up to the Class A Cap) and all Uncapped Class A Obligations.

“Ordinary Class B Obligations” means, together, the Capped Class B Obligations (up to the Class B Cap) and all Uncapped Class B Obligations.

“Ordinary First Lien Obligations” means, together, the Ordinary Class A Obligations and the Ordinary Class B Obligations.

“Ordinary Second Lien Obligations” means, together, the Capped Second Lien Obligations (up to the Second Lien Cap) and all Uncapped Second Lien Obligations.

“Party” means a party to this Agreement.

“Perceptive” is defined in the Preamble.

“Person” means any natural person, corporation, limited liability company, trust, business trust, joint venture, association, company, partnership, Governmental Authority, or other entity.

“Pledged Collateral” is defined in Section 2.4(a).

“Post-Petition Claims” means interest, fees, costs, expenses, and other charges that pursuant to the Class A Credit Agreement, the Class B Credit Agreement or the Second Lien Notes continue to accrue after the commencement of an Insolvency Proceeding, to the extent such interest, fees, expenses, and other charges are allowed or allowable under Bankruptcy Law or in the Insolvency Proceeding.

“Proceeds” means:

(a)                                 all “proceeds,” as defined in Article 9 of the UCC, of the Collateral; and

(b)                                 whatever is recovered when Collateral is sold, exchanged, collected, or disposed of, whether voluntarily or involuntarily, including any additional or replacement Collateral provided during any Insolvency Proceeding and any payment or property received in an Insolvency Proceeding on account of any “secured claim” (within the meaning of Section 506(b) of the Bankruptcy Code or similar Bankruptcy Law).

“Purchase Date” is defined in Section 6.2(a)(5).

“Purchase Event” is defined in Section 6.1(b).

“Purchase Notice” is defined in Section 6.2(a).

“Purchase Price” is defined in Section 6.3.

“Purchased Credit Agreement” means, (i) in the case of the purchase of Ordinary Class A Obligations by Second Lien Claimholders pursuant to Section 6.1(a) or by Class B Claimholders pursuant to Section 6.1(b), the Class A Credit Agreement, and (ii) in the case of the purchase of Ordinary Class B Obligations by Second Lien Claimholders pursuant to Section 6.1(a), the Class B Credit Agreement.

“Purchased Loan Documents” means, (i) in the case of the purchase of Ordinary Class A Obligations by Second Lien Claimholders pursuant to Section 6.1(a) or by Class B Claimholders pursuant to Section 6.1(b), the Class A Loan Documents, and (ii) in the case of the purchase of Ordinary Class B Obligations by Second Lien Claimholders pursuant to Section 6.1(a), the Class B Loan Documents.

“Purchased Obligations” means (i) in the case of the purchase of Ordinary Class A Obligations by Second Lien Claimholders pursuant to Section 6.1(a) or by Class B Claimholders pursuant to Section 6.1(b), the Ordinary Class A Obligations, and (ii) in the case of the purchase of the Ordinary Class B Obligations by Second Lien Claimholders pursuant to Section 6.1(a), the Ordinary Class B Obligations.

“Purchasing Creditors” means, (i) in the case of the purchase of Ordinary Class A Obligations or Ordinary Class B Obligations by Second Lien Claimholders pursuant to Section 6.1(a), the Second Lien Claimholders, and (ii) in the case of the purchase of Ordinary Class A Obligations by Class B Claimholders pursuant to Section 6.1(b), the Class B Claimholders.

“Recovery” is defined in Section 7.6.

“Refinance” means, for any Indebtedness, to refinance, replace, refund, or repay, or to issue other Indebtedness in exchange or replacement for such Indebtedness in whole or in part, whether with the same or different lenders, agents, or arrangers. “Refinanced” and “Refinancing” have correlative meanings.

“Second Lien Adequate Protection Payments” is defined in Section 7.4(b)(4).

“Second Lien Cap” means the excess of:

(a)                                 the sum of (x) the aggregate principal amount of Second Lien Obligations up to, but not in excess of, $149,500,000, plus (y) the amount of interest thereon compounded and added to the principal thereof, over

(b)                                 the aggregate amount of principal payments under the Second Lien Notes (other than payments in connection with a Refinancing);

provided that the Second Lien Cap shall not apply to any Second Lien Obligations other than Capped Second Lien Obligations.  Notwithstanding the foregoing, the Second Lien Cap shall not be deemed to have been breached as a result of the incurrence of any DIP Financing provided by a Second Lien Claimholder as permitted under Section 7.1(c).

Any net increase in the aggregate principal amount of a loan (on a U.S. Dollar equivalent basis) after the loan is incurred that is caused by a fluctuation in the exchange rate of the currency in which the loan is denominated will be ignored in determining whether the Second Lien Cap has been exceeded, except with respect to the principal amount of Second Lien Obligations made, issued, or advanced after the calculation of such fluctuation in exchange rate.

“Second Lien Claimholders” means, together, Second Lien Collateral Agent and the other holders of Second Lien Obligations.

“Second Lien Collateral” means all of the property of any Grantor, whether real, personal, or mixed, as to which a Lien is granted as security for a Second Lien Obligation.

“Second Lien Collateral Agent” is defined in the Preamble.

“Second Lien Collateral Documents” means the security documents defined in the Second Lien Notes, and any other documents or instruments granting a Lien on real or personal property to secure a Second Lien Obligation or granting rights or remedies with respect to such Liens.

“Second Lien Note Documents” means:

(a)                                 the Note Purchase Agreement, dated as of the date hereof, among Borrower, the Guarantors and investors named on the signature pages thereto and the “Securities Documents” defined in the form of Note attached thereto as Exhibit A;

(b)                                 the Agency Agreement, dated as of the date hereof, among Second Lien Collateral Agent, Borrower, the Guarantors, the parties designated as the holders on the signature pages thereto or who become holders after the date thereof by executing a joinder thereto;

(c)                                  each other agreement, document, or instrument providing for, evidencing, guaranteeing, or securing an Obligation under the Second Lien Notes; and

(d)                                 any other document or instrument executed or delivered at any time in connection with Borrower’s Obligations under the Second Lien Notes, including any guaranty of or grant of Collateral to secure such Obligations, and any intercreditor or joinder agreement to which holders of Second Lien Obligations are parties, to the extent effective at the relevant time.

“Second Lien Notes” is defined in the Preamble.

“Second Lien Obligations” means all Obligations of the Grantors under:

(a)                                 the Second Lien Notes and the other Second Lien Note Documents;

(b)                                 the guaranties by the Guarantors of Borrower’s Obligations under the Second Lien Note Documents; or

(c)                                  any other agreement or instrument granting or providing for the perfection of a Lien securing any of the foregoing.

Notwithstanding any other provision hereof, the term “Second Lien Obligations” will include accrued interest, fees, costs, and other charges incurred under the Second Lien Notes and the other Second Lien Note Documents, whether incurred before or after commencement of an Insolvency Proceeding, and whether or not allowable in an Insolvency Proceeding.

“Second Lien Purchase Event” is defined in Section 6.1(a).

“Second Lien Purchasers” is defined in the Preamble.

“Second Lien Standstill Period” is defined in Section 4.1(a)(2)(A).

“Selling Claimholders” means, (i) in the case of the purchase of Ordinary Class A Obligations by Second Lien Claimholders pursuant to Section 6.1(a) or by Class B Claimholders pursuant to Section 6.1(b), the Class A Claimholders, and (ii) in the case of the purchase of Ordinary Class B Obligations by Second Lien Claimholders pursuant to Section 6.1(a), the Class B Claimholders.

“Subordinated Debt Payment” means any payment or distribution by or on behalf of any Grantor, directly or indirectly, of assets or Equity Interests of such Grantor of any kind or character, whether in cash, property or securities, including on account of the purchase, redemption or other acquisition of Second Lien Obligations, or by setoff, exchange or in any other manner, for or on account of the Second Lien Obligations.

“Subsidiary” of a Person means a corporation or other entity a majority of whose voting stock is directly or indirectly owned or controlled by the Person. For these purposes, “voting stock” of a Person means securities or other ownership interests of the Person having general power under ordinary circumstances to vote in the election of the directors, or other persons performing similar functions, of the Person. References to a percentage or proportion of voting stock refer to the relevant percentage or proportion of the votes entitled to be cast by the voting stock.

“UCC” means the Uniform Commercial Code (or any similar legislation) as in effect in any applicable jurisdiction.

“Uncapped Class A Obligations” means Class A Obligations that are not Capped Class A Obligations.

“Uncapped Class B Obligations” means Class B Obligations that are not Capped Class B Obligations.

“Uncapped First Lien Obligations” means, together, Uncapped Class A Obligations and Uncapped Class B Obligations.

“Uncapped Second Lien Obligations” means Second Lien Obligations that are not Capped Second Lien Obligations.

1.2                               USAGES

Unless otherwise stated or the context clearly requires otherwise:

(a)                                 Agents. (1) References to Class A Representative will refer to Class A Representative acting on behalf of itself and on behalf of all of the other applicable Class A Claimholders. Actions taken by Class A Representative pursuant to this Agreement are meant to be taken on behalf of itself and the other applicable Class A Claimholders.

(2)                                 References to Class B Agent will refer to Class B Agent acting on behalf of itself and on behalf of all of the other applicable Class B Claimholders. Actions taken by Class B Agent pursuant to this Agreement are meant to be taken on behalf of itself and the other applicable Class B Claimholders.

(3)                                 References to Second Lien Collateral Agent will refer to Second Lien Collateral Agent acting on behalf of itself and on behalf of all of the other applicable Second Lien Claimholders. Actions taken by Second Lien Collateral Agent pursuant to this Agreement are meant to be taken on behalf of itself and the other applicable Second Lien Claimholders.

(b)                                 Singular and plural. Definitions of terms apply equally to the singular and plural forms.

(c)                                  Masculine and feminine. Pronouns will include the corresponding masculine, feminine, and neuter forms.

(d)                                 Will and shall. “Will” shall be deemed to have the same meaning as “shall”.

(e)                                  Time periods. In computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until,” and “ending on” (and the like) mean “to but excluding.”

(f)                                   When action may be taken. Any action permitted under this Agreement may be taken at any time and from time to time.

(g)                                  Time of day. All indications of time of day mean New York City time.

(h)                                 Including. “Including” means “including, but not limited to.”

(i)                                     Or. “A or B” means “A or B or both.”

(j)                                    Statutes and regulations. References to a statute refer to the statute and all regulations promulgated under or implementing the statute as in effect at the relevant time. References to a specific provision of a statute or regulation include successor provisions. References to a Section of the Bankruptcy Code also refer to any similar provision of Bankruptcy Law.

(k)                                 Agreements. References to an agreement (including this Agreement) refer to the agreement as amended at the relevant time.

(l)                                     Governmental agencies and self-regulatory organizations. References to a governmental or quasi-governmental agency or authority or a self-regulatory organization include any successor agency, authority, or self-regulatory organization.

(m)                             Section references. Section references refer to Sections of this Agreement. References to numbered Sections refer to all included Sections. For example, a reference to Section 7 also refers to Sections 7.1, 7.1(a), etc. References to a Section or article in an agreement, statute, or regulation include successor and renumbered Sections and articles of that or any successor agreement, statute, or regulation.

(n)                                 Successors and assigns. References to a Person include the Person’s permitted successors and assigns.

(o)                                 Herein, etc. “Herein,” “hereof,” “hereunder,” and words of similar import refer to this Agreement in its entirety and not to any particular provision.

(p)                                 Assets and property. “Asset” and “property” have the same meaning and refer to both real and personal, tangible and intangible assets and property, including cash, securities, accounts, and general intangibles.

2.                                      LIEN PRIORITIES

2.1                               SENIORITY OF LIENS SECURING FIRST LIEN OBLIGATIONS

(a)                                 A Lien on Collateral securing any Class A Obligation will at all times be pari passu and of equal rank with a Lien on such Collateral securing any Class B Obligation.

(b)                                 A Lien on Collateral securing any Uncapped First Lien Obligation will at all times be senior and prior in all respects to a Lien on such Collateral securing any Second Lien Obligation.  A Lien on Collateral securing any Second Lien Obligation will at all times be junior and subordinate in all respects to a Lien on such Collateral securing any Uncapped First Lien Obligation.

(c)                                  A Lien on Collateral securing (x) any Capped Class A Obligation, up to but not in excess of the Class A Cap, or (y) any Capped Class B Obligation, up to but not in excess of the Class B Cap, will, in each case, at all times be senior and prior in all respects to a Lien on such Collateral securing any Second Lien Obligation.  A Lien on Collateral securing any Second Lien Obligation will at all times be junior and subordinate in all respects to a Lien on such Collateral securing (x) any Capped Class A Obligation, up to but not in excess of the Class A Cap, or (y) any Capped Class B Obligation, up to but not in excess of the Class B Cap.

(d)                                 The Lien on Collateral securing any Excess Class A Obligation or Excess Class B Obligation will have the priority set forth in Section 2.9.

(e)                                  Except as otherwise expressly provided herein, the priority of the Liens securing First Lien Obligations and the rights and obligations of the Parties will remain in full force and effect irrespective of:

(1)                                 how a Lien was acquired (whether by grant, possession, statute, operation of law, subrogation, or otherwise);

(2)                                 the time, manner, or order of the grant, attachment, or perfection of a Lien;

(3)                                 any conflicting provision of the UCC or other applicable law;

(4)                                 any defect in, or non-perfection, setting aside, or avoidance of, a Lien or a First Lien Loan Document or a Second Lien Note Document;

(5)                                 the modification of a First Lien Obligation or a Second Lien Obligation;

(6)                                 the modification of a First Lien Loan Document or a Second Lien Note Document;

(7)                                 the subordination of a Lien on Collateral securing a First Lien Obligation to a Lien securing another obligation of a Grantor or other Person that is permitted under the First Lien Loan Documents as in effect on the date hereof or secures a DIP Financing deemed consented to by the Second Lien Claimholders pursuant to Section 7.1;

(8)                                 the exchange of a security interest in any Collateral for a security interest in other Collateral;

(9)                                 the commencement of an Insolvency Proceeding; or

(10)                          any other circumstance whatsoever, including a circumstance that might be a defense available to, or a discharge of, a Grantor in respect of a First Lien Obligation or a Second Lien Obligation or holder of such Obligation.

2.2                               PAYMENT SUBORDINATION

(a)                                 Notwithstanding anything to the contrary in the Second Lien Note Documents, and subject to Sections 2.2(b) and (c), until the Discharge of First Lien Obligations, no Grantor shall make, directly or indirectly, and no Second Lien Claimholder shall accept, any Subordinated Debt Payment, other than (1) payments of interest on the Second Lien Obligations paid in kind and not in cash, (2) reimbursement of out-of-pocket costs and expenses required to be paid by any Grantor under the Second Lien Note Documents, in each case in accordance with the terms of the Second Lien Note Documents and (3) payments of closing fees and expenses in connection with the issuance of the Second Lien Notes (the foregoing permitted payments on the Second Lien Obligations the “Permitted Subordinated Debt Payments”).

(b)                                 Upon the occurrence of any “event of default” or similar event under any Class A Loan Document or Class B Loan Document (any such event under any such documents, a “First Lien Default”), and until such event is cured or waived in accordance with the terms of the Class A Loan Documents or Class B Loan Documents (as applicable), no Grantor shall make, and the Second Lien Claimholders shall not accept, any Subordinated Debt Payment.  Upon such cure or waiver, the Grantors may make any Permitted Subordinated Debt Payments missed due to the application of this Section 2.2(b), the Second Lien Claimholders may receive any such Permitted Subordinated Debt Payments, and the Grantors may resume Permitted Subordinated Debt Payments under Section 2.2(a).

(c)                                  No First Lien Default shall be deemed to have been waived or cured for purposes of this Section 2.2 unless and until the Borrower shall have received a written waiver or confirmation of cure from Class A Representative or Class B Agent, as applicable.

(d)                                 Until the Discharge of the First Lien Obligations has occurred, whether or not an Insolvency Proceeding has commenced, any payments received by the Second Lien Collateral Agent or other Second Lien Claimholders in contravention of this Section 2.2 will be:

(1)                                 segregated and held in trust; and

(2)                                 promptly paid over to a First Lien Representative, with any necessary endorsements, to be applied in accordance with this Agreement until the Discharge of First Lien Obligations has occurred.

2.3                               FIRST AND SECOND LIEN COLLATERAL TO BE IDENTICAL

(a)                                 The Parties intend that the First Lien Collateral and the Second Lien Collateral be identical.  Accordingly, subject to the other provisions of this Agreement, the Parties will cooperate:

(1)                                 to determine the specific items included in the First Lien Collateral and the Second Lien Collateral, the steps taken to perfect the Liens thereon, and the identity of the Persons having First Lien Obligations or Second Lien Obligations; and

(2)                                 to make the forms, documents, and agreements creating or evidencing the First Lien Collateral and Second Lien Collateral and the guaranties of the First Lien Obligations and the Second Lien Obligations materially the same, other than with respect to the first and second lien nature of the Liens.

(b)                                 Until the Discharge of First Lien Obligations, and whether or not an Insolvency Proceeding has commenced, each Grantor agrees that it will not grant, and will use its best efforts to prevent any other Person from granting, a Lien on any property:

(1)                                 in favor of a First Lien Claimholder to secure any First Lien Obligations unless each Grantor or such other Person grants (or offers to grant with a reasonable opportunity for the Lien to be accepted) (x) to the First Lien Representative of the other class, a pari passu Lien to secure all other First Lien Obligations, if any, and (y) to Second Lien Collateral Agent a junior Lien on such property to secure the Second Lien Obligations (however, the refusal of a First Lien Representative or Second Lien Collateral Agent to accept such Lien will not prevent a First Lien Claimholder from taking the Lien); and

(2)                                 in favor of a Second Lien Claimholder to secure a Second Lien Obligation unless each Grantor or such other Person grants (or offers to grant with a reasonable opportunity for the Lien to be accepted) each First Lien Representative a senior Lien on such property to secure the applicable First Lien Obligations (however, the refusal of a First Lien Representative to accept such Lien will not prevent the Second Lien Claimholder from taking the Lien).

(c)                                  Subject to Section 2.1, if a Second Lien Claimholder hereafter acquires a Lien on property to secure a Second Lien Obligation where the property is not also subject to Liens securing the First Lien Obligations, then such Second Lien Claimholder will give each First Lien Representative written notice of such Lien no later than five Business Days after acquiring such Lien. If First Lien Representatives also obtain Liens on such property, or if such Second Lien Claimholder fails to provide such timely notice to any First Lien Representative, then such property will be deemed to be Collateral for all purposes hereunder.

2.4                               PLEDGED COLLATERAL

(a)                                 If a First Lien Representative has any Collateral in its possession or control (such Collateral being the “Pledged Collateral”), then, subject to Section 2.1 and the other provisions of this Section 2.4, such First Lien Representative will possess or control the Pledged Collateral as gratuitous bailee and/or gratuitous agent for perfection for the benefit of the other First Lien Representative and Second Lien Collateral Agent as secured party, so as to satisfy the requirements of Sections 8-106(d)(3), 8-301(a)(2), and 9-313(c) of the UCC.  In this Section 2.4, “control” has the meaning given that term in Sections 8-106 and 9-314 of the UCC.

(b)                                 A First Lien Representative will have no obligation to any other First Lien Claimholder or Second Lien Claimholder to ensure that any Pledged Collateral is genuine or owned by any of the Grantors or to preserve rights or benefits of any Person except as expressly set forth in this Section 2.4.  The duties or responsibilities of First Lien Representatives under this Section 2.4 will be limited solely to possessing or controlling the Pledged Collateral as bailee and/or agent for perfection in accordance with this Section 2.4 and delivering the Pledged Collateral upon a Discharge of Class A Obligations to the extent of Ordinary Class A Obligations or Discharge of Class B Obligations to the extent of Ordinary Class B Obligations (as applicable), as provided in Section 2.4(d) or (h) (as applicable).

(c)                                  Second Lien Collateral Agent hereby waives and releases each First Lien Representative from all claims and liabilities arising out of such First Lien Representative’s role under this Section 2.4 as bailee and/or agent with respect to the Pledged Collateral, except for claims arising by reason of such First Lien Representative’s gross negligence or willful misconduct.

(d)                                 Upon the Discharge of Class A Obligations to the extent of Ordinary Class A Obligations, Class A Representative agrees that it will deliver or transfer control of any Pledged Collateral in its possession or control, together with any necessary endorsements (which endorsements will be without recourse and without any representation or warranty):

(1)                                 first, to Class B Agent if the Discharge of Class B Obligations to the extent of Ordinary Class B Obligations has not occurred;

(2)                                 second, to Second Lien Collateral Agent if the Discharge of Second Lien Obligations to the extent of Ordinary Second Lien Obligations has not occurred; and

(3)                                 third, to Borrower;

and will take any other action reasonably requested by the Class B Agent or, if no Ordinary Class B Obligations remain outstanding, Second Lien Collateral Agent (at the expense of Borrower or, upon default by Borrower in payment or reimbursement thereof, Class B Agent or Second Lien Collateral Agent, as applicable), in connection with such Person obtaining a first-priority, or second-priority, as applicable, interest in the Pledged Collateral.

(e)                                  If Second Lien Collateral Agent has any Pledged Collateral in its possession or control, then, subject to Section 2.1 and the other provisions of this Section 2.4, Second Lien Collateral Agent agrees that it will possess or control the Pledged Collateral as gratuitous bailee and/or gratuitous agent for perfection for the benefit of First Lien Representatives as secured party, so as to satisfy the requirements of Sections 8-106(d)(3), 8-301(a)(2), and 9-313(c) of the UCC.

(f)                                   Second Lien Collateral Agent will have no obligation to any First Lien Representative to ensure that any Pledged Collateral is genuine or owned by any of the Grantors or to preserve rights or benefits of any Person except as expressly set forth in this Section 2.4.  The duties or responsibilities of Second Lien Collateral Agent under this Section 2.4 will be limited solely to possessing or controlling the Pledged Collateral as bailee and/or agent for perfection in accordance with this Section 2.4 and delivering the Pledged Collateral upon a Discharge of Second Lien Obligations to the extent of Ordinary Second Lien Obligations, as provided in Section 2.4(i).

(g)                                  Each First Lien Representative hereby waives and releases Second Lien Collateral Agent from all claims and liabilities arising out of Second Lien Collateral Agent’s role under this Section 2.4 as bailee and/or agent for perfection with respect to the Pledged Collateral, except for claims arising by reason of Second Lien Collateral Agent’s gross negligence or willful misconduct.

(h)                                 Upon the Discharge of Class B Obligations to the extent of Ordinary Class B Obligations, Class B Agent agrees that it will deliver or transfer control of any Pledged Collateral in its possession or control, together with any necessary endorsements (which endorsements will be without recourse and without any representation or warranty);

(1)                                 first, to Class A Representative if the Discharge of Class A Obligations to the extent of Ordinary Class A Obligations has not occurred;

(2)                                 second, to Second Lien Collateral Agent if the Discharge of Second Lien Obligations to the extent of Ordinary Second Lien Obligations has not occurred; and

(3)                                 third, to Borrower;

and will take any other action reasonably requested by Class A Representative or, if no Ordinary Class A Obligations remain outstanding, Second Lien Collateral Agent (in each case, at the expense of the Borrower or, upon default by the Borrower in payment or reimbursement thereof, Class A Representative or Second Lien Collateral Agent, as applicable), in connection with such Person obtaining a first-priority, or second-priority, as applicable, interest in the Pledged Collateral.

(i)                                     Upon the Discharge of Second Lien Obligations to the extent of Ordinary Second Lien Obligations, Second Lien Collateral Agent agrees that it will deliver or transfer control of any Pledged Collateral in its possession or control, together with any necessary endorsements (which endorsements will be without recourse and without any representation or warranty);

(1)                                 first, to Class A Representative if the Discharge of Class A Obligations to the extent of Ordinary Class A Obligations has not occurred;

(2)                                 second, to Class B Agent if the Discharge of Class B Obligations to the extent of Ordinary Class B Obligations has not occurred; and

(3)                                 third, to Borrower;

and will take any other action reasonably requested by Class A Representative or, if no Ordinary Class A Obligations remain outstanding, Class B Agent (in each case, at the expense of the Borrower or, upon default by the Borrower in payment or reimbursement thereof, Class A Representative or Class B Agent, as applicable), in connection with such Person obtaining a first-priority interest in the Pledged Collateral.

2.5                               LIMITATIONS ON DUTIES AND OBLIGATIONS

(a)                                 (1) First Lien Representatives will be solely responsible for perfecting and maintaining the perfection of their Liens on their First Lien Collateral, and (2) except for First Lien Representatives’ obligations under Section 2.4, Second Lien Collateral Agent will be solely responsible for perfecting and maintaining the perfection of its Liens on the Second Lien Collateral.

(b)                                 This Agreement does not impose on any First Lien Representative or Second Lien Collateral Agent any obligations in respect of the disposition of Proceeds of foreclosure on any Collateral that would conflict with a prior perfected claim in favor of another Person, an order or decree of a court or other Governmental Authority, or applicable law.

(c)                                  Except for obligations expressly provided for herein, the Control Agent and First Lien Claimholders will have no liability to any other First Lien Claimholder or Second Lien Claimholder for any action by a First Lien Claimholder with respect to any First Lien Obligations or Collateral, including:

(1)                                 the maintenance, preservation, or collection of any First Lien Obligations or any Collateral; and

(2)                                 the foreclosure upon, or the sale, liquidation, maintenance, preservation, or other disposition of, any Collateral.

(d)                                 No First Lien Representative will have, by reason of this Agreement or any other document, a fiduciary duty to any other First Lien Representative, any First Lien Claimholder, the Second Lien Collateral Agent or any Second Lien Claimholder.

(e)                                  No First Lien Representative will have by reason of this Agreement or any other document a fiduciary relationship with any other First Lien Representative or Second Lien Collateral Agent. The parties recognize that the interests of each First Lien Representative and Second Lien Collateral Agent may differ, and each First Lien Representative may act in its own interest without taking into account the interests of any Second Lien Claimholder.

2.6                               PROHIBITION ON CONTESTING LIENS; NO MARSHALING

(a)                                 Each First Lien Representative agrees that it will not contest in any proceeding (including an Insolvency Proceeding) the validity, enforceability, perfection, or priority of any Lien securing another First Lien Obligation or a Second Lien Obligation, but nothing in this Section 2.6 will impair the rights of any First Lien Claimholder to enforce this Agreement, including the priority of the Liens securing the First Lien Obligations or the provisions for exercise of remedies.

(b)                                 Second Lien Collateral Agent agrees that it will not contest in any proceeding (including an Insolvency Proceeding) the validity, enforceability, perfection, or priority of (i) any Lien securing (x) any Capped Class A Obligation, up to but not in excess of the Class A Cap, or (y) any Capped Class B Obligation, up to but not in excess of the Class B Cap, or (ii) any Lien securing any Uncapped First Lien Obligations, but nothing in this Section 2.6 will impair the rights of any Second Lien Claimholder to enforce this Agreement, including the priority of the Liens securing the Second Lien Obligations or the provisions for exercise of remedies.

(c)                                  Until the Discharge of First Lien Obligations, Second Lien Collateral Agent agrees that it will not assert any marshaling, appraisal, valuation, or other similar right that may otherwise be available to a junior secured creditor.

2.7                               CONFIRMATION OF SUBORDINATION IN SECOND LIEN COLLATERAL DOCUMENTS

Borrower will cause each Second Lien Collateral Document to include the following language (or language to similar effect approved by First Lien Representatives) and any other language a First Lien Representative reasonably requests to reflect the subordination of the Lien:

“Notwithstanding anything herein to the contrary, the Lien and security interest granted to Second Lien Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by Second Lien Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreement, dated August 28, 2015 (as amended, restated, supplemented, or otherwise modified from time to time, the “Intercreditor Agreement”), among PERCEPTIVE CREDIT OPPORTUNITIES FUND, LP, as Class A Representative, MACQUARIE US TRADING LLC, as Class B Agent, Cortland Capital Market Services LLC, as Second Lien Collateral Agent, PERCEPTIVE CREDIT OPPORTUNITIES FUND, LP, as Control Agent, and the Grantors (as defined therein) from time to time party thereto and other persons party or that may become party thereto from time to time. If there is a conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement will control.”

2.8                               RELEASE OF LIENS OR GUARANTIES

(a)                                 If any First Lien Representative releases a Lien on Collateral, or releases a Grantor from its Obligations under its guaranty of any First Lien Obligations which guaranty is secured by a Lien on Collateral, in connection with:

(1)                                 an Enforcement Action; or

(2)                                 a Disposition of any Collateral under any First Lien Loan Document other than pursuant to an Enforcement Action (whether or not there is an event of default under any First Lien Loan Document);

then any Lien of Second Lien Collateral Agent on such Collateral, and the Obligations of the Grantor under such guaranty of the Second Lien Obligations, will be, except as otherwise provided below, automatically and simultaneously released to the same extent, and Second Lien Collateral Agent agrees that it will promptly execute and deliver to First Lien Representatives or the Grantor such termination statements, releases, and other documents as a First Lien Representative or the Grantor requests to effectively confirm the release.

(b)                                 Second Lien Collateral Agent hereby appoints each First Lien Representative and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the place and stead of Second Lien Collateral Agent or in such First Lien Representative’s own name, in such First Lien Representative’s discretion to take any action and to execute any and all documents and instruments that may be reasonable and appropriate for the limited purpose of carrying out the terms of this Section 2.8, including any endorsements or other instruments of transfer or release. This appointment is coupled with an interest and is irrevocable until the Discharge of First Lien Obligations or such time as this Agreement is terminated in accordance with its terms.  Until the Discharge of Class A Obligations to the extent of Ordinary Class A Obligations, the foregoing power of attorney shall be exercisable only by Class A Representative and Class B Agent agrees that, notwithstanding the foregoing, Class B Agent will not exercise any such rights until Discharge of Class A Obligations to the extent of Ordinary Class A Obligations.

(c)                                  Until the Discharge of First Lien Obligations, to the extent that a First Lien Representative:

(1)                                 releases a Lien on Collateral or a Grantor from its Obligations under its guaranty, which Lien or guaranty is reinstated; or

(2)                                 obtains a new Lien or additional guaranty from a Grantor;

then the First Lien Representative of the other class and Second Lien Collateral Agent will be granted a Lien on such Collateral and an additional guaranty, as the case may be, subject to Section 2.1.

2.9                               SUBORDINATION OF LIENS SECURING EXCESS CLASS A OBLIGATIONS OR EXCESS CLASS B OBLIGATIONS

(a)                                 All Liens securing Second Lien Obligations up to but not exceeding the Second Lien Cap,  will be senior in all respects and prior to any Lien on the Collateral securing any Excess Class A Obligations or Excess Class B Obligations (in each case, only with respect to such excess amounts).  All Liens securing any Excess Class A Obligations or Excess Class B Obligations will be junior and subordinate in all respects to any Lien securing a Second Lien Obligation up to but not exceeding the Second Lien Cap.

(b)                                 All Liens securing Excess Class A Obligations or Excess Class B Obligations will be senior in all respects and prior to any Lien on the Collateral securing any Excess Second Lien Obligations.  All Liens securing any Excess Second Lien Obligations will be junior and subordinate in all respects and prior to any Lien securing Excess Class A Obligations or Excess Class B Obligations.

(c)                                  Nothing in this Section 2.9 will waive any default or event of default under the Second Lien Note Documents resulting from:

(1)                                 the incurrence of Excess First Lien Obligations; or

(2)                                 the grant of Liens under any First Lien Collateral Documents securing any such excess amounts;

or the right of Second Lien Claimholders to exercise any rights and remedies under the Second Lien Note Documents as a result thereof.

3.                                      MODIFICATION OF OBLIGATIONS

3.1                               PERMITTED MODIFICATIONS

Except as otherwise expressly provided in this Section 3:

(a)                                 the First Lien Obligations may be modified in accordance with their terms, and their aggregate amount increased or Refinanced, without notice to or consent by any Second Lien Claimholder; provided that the holders of any Refinancing Indebtedness (or their agent) bind themselves in a writing addressed to Second Lien Claimholders to the terms of this Agreement; and

(b)                                 the Second Lien Obligations may be modified in accordance with their terms, and their aggregate amount increased or Refinanced, without notice to or consent by any First Lien Claimholder; provided that the holders of any Refinancing Indebtedness (or their agent) bind themselves in a writing addressed to First Lien Claimholders to the terms of this Agreement.

However, no such modification may contravene the provisions of this Agreement, including without limitation Section 2.1, 2.2 or 2.6.

3.2                               MODIFICATIONS REQUIRING CONSENT

Notwithstanding the preceding Section 3.1 and except as otherwise permitted as DIP Financing provided by a Class A Lender or Class B Lender and deemed consented to by the Second Lien Purchasers pursuant to Section 7.1, in the case of (x) any Modification to or Refinancing of any First Lien Obligations, both First Lien Representative of the other class and Second Lien Collateral Agent must consent thereto, and (y) any Modification to or Refinancing of any Second Lien Obligations, First Lien Representatives must consent thereto, in each case, if such Modification or refinancing:

(a)                                 increases the aggregate principal amount of loans, letters of credit, bankers acceptances, bonds, debentures, notes, or similar instruments or other similar extensions of credit, beyond:

(1)                                 for the Class A Obligations, the Class A Cap;

(2)                                 for the Class B Obligations, the Class B Cap; or

(3)                                 for the Second Lien Obligations, the Second Lien Cap;

(b)                                 increases:

(1)                                 the interest rate or yield, including by increasing the “applicable margin” or similar component of the interest rate (including to provide for additional compounded or PIK interest), through original issue discount or by modifying the method of computing interest; or

(2)                                 a letter of credit, commitment, facility, utilization, upfront, waiver, consent or similar fee so that the combined interest rate and fees are increased by more than 2% per annum in the aggregate at any level of pricing, but excluding increases resulting from:

(A)                               increases in an underlying reference rate not caused by a Modification or Refinancing of such Obligations;

(B)                               accrual of interest at the “default rate” set forth in the loan documents as of the date hereof or, for a Refinancing, a rate that corresponds to the default rate (but not in excess of any such default rate in effect as of the date hereof); or

(C)                               application of a pricing grid set forth in the loan documents at the date hereof;

(c)                                  for the Second Lien Obligations:

(1)                                 modifies covenants, defaults, or events of default to make them materially more restrictive as to any Grantor, except for modifications to match changes made to any First Lien Obligations so as to preserve, on substantially similar economic terms, any differential that exists on the date hereof between the covenants, defaults, or events of default in any First Lien Loan Document and the covenants, defaults, or events of default in the Second Lien Note Document;

(2)                                 accelerates any date upon which a scheduled payment of principal or interest is due, or otherwise decreases the weighted average life to maturity;

(3)                                 changes a prepayment, redemption, or defeasance provision so as to require a new payment or accelerate an existing payment Obligation;

(4)                                 changes a term that would result in a default under any First Lien Loan Document;

(5)                                 increases the Obligations of a Grantor; or

(6)                                 confers additional rights on a Second Lien Claimholder in a manner materially adverse to a First Lien Claimholder.

3.3                               PARALLEL MODIFICATIONS TO SECOND LIEN OBLIGATIONS

Subject to Section 3.2, if a First Lien Claimholder and a Grantor Modify a First Lien Collateral Document, the modification will apply automatically to any comparable provision of a Second Lien Collateral Document in which the Grantor grants a Lien on the same Collateral, without the consent of any Second Lien Claimholder and without any action by Second Lien Collateral Agent or any Grantor; provided that no such Modification will:

(a)                                 remove or release Second Lien Collateral, except to the extent that (1) the release is permitted or required by Section 2.8 and (2) there is a corresponding release of First Lien Collateral of such First Lien Claimholder;

(b)                                 impose duties on Second Lien Collateral Agent without its consent; or

(c)                                  permit other Liens on the Collateral not permitted under the terms of the Second Lien Note Documents or Section 7.

3.4                               NOTICE OF MODIFICATIONS

A First Lien Representative or Second Lien Collateral Agent will notify First Lien Representative of the other class or Second Lien Collateral Agent, as applicable, of each Modification to the Class A Obligations, Class B Obligations or Second Lien Obligations, as applicable, within ten Business Days after the Modification’s effective date and, if requested by the notified party, promptly provide copies of any documents executed and delivered in connection with the Modification.

Notice and copies will not be required to the extent Borrower or a Grantor has provided the same to the party to be notified.

4.                                      ENFORCEMENT

4.1                               WHO MAY EXERCISE REMEDIES

(a)                                 (1)                                 As between First Lien Claimholders and Second Lien Claimholders, subject to Sections 4.1(a)(2), 4.1(b)(1) and 4.1(c), until the Discharge of Ordinary First Lien Obligations, First Lien Claimholders will have the exclusive right to:

(A)                               commence and maintain an Enforcement Action (including the rights to set off or credit bid their debt);

(B)                               subject to Section 2.8, make determinations regarding the release or disposition of, or restrictions with respect to, the Collateral; and

(C)                               otherwise enforce the rights and remedies of a secured creditor under the UCC and the Bankruptcy Laws of any applicable jurisdiction, so long as (x) any Proceeds received by Class A Claimholders in the aggregate in excess of those necessary to achieve Discharge of Class A Obligations to the extent of Ordinary Class A Obligations, and (y) any Proceeds received by Class B Claimholders in the aggregate in excess of those necessary to achieve Discharge of Class B Obligations to the extent of Ordinary Class B Obligations, in each case, are distributed in accordance with Section 5.1, except as otherwise required pursuant to the UCC and applicable law, subject to the relative priorities described in Section 2.1.

(2)                                 Notwithstanding Section 4.1(a)(1),  Second Lien Claimholders may commence an Enforcement Action or exercise rights with respect to a Lien securing a Second Lien Obligation, if:

(A)                               180 days have elapsed since Second Lien Collateral Agent notified First Lien Representatives that the Second Lien Obligations were due in full as a result of acceleration or otherwise (such 180 day period, the “Second Lien Standstill Period”);

(B)                               First Lien Claimholders are not then diligently pursuing an Enforcement Action with respect to all or a material portion of the Collateral or diligently attempting to vacate any stay or prohibition against such exercise;

(C)                               any acceleration of the Second Lien Obligations has not been rescinded; and

(D)                               no Grantor is then a debtor in an Insolvency Proceeding.

(b)                                 (1)                                 As between Class A Claimholders and Class B Claimholders, subject to Sections 4.1(b)(2) and 4.1(c), until the Discharge of Class A Obligations to the extent of Ordinary Class A Obligations, Class A Claimholders, acting through the Class A Representative, will have the exclusive right to:

(A)                               commence and maintain an Enforcement Action (including the rights to set off or credit bid their debt);

(B)                               make determinations regarding the release or disposition of, or restrictions with respect to, the Collateral, or any matters covered pursuant to Section 7 with respect to any Insolvency Proceedings to the extent such determination is to be made by a First Lien Representative;

(C)                               in accordance with Section 5.1, make determinations regarding the application of proceeds of Collateral; and

(D)                               otherwise enforce the rights and remedies of a secured creditor under the UCC and the Bankruptcy Laws of any applicable jurisdiction, so long as any Proceeds received by Class A Claimholders in the aggregate in excess of those necessary to achieve Discharge of Class A Obligations to the extent of Ordinary Class A Obligations are distributed in accordance with Section 5.1, except as otherwise required pursuant to the UCC and applicable law, subject to the relative priorities described in Section 2.1.

(2)                                 Notwithstanding Section 4.1(b)(1), Class B Claimholders may commence an Enforcement Action or exercise rights with respect to a Lien securing a Class B Obligation, if:

(A)                               90 days have elapsed since Class B Agent notified the Class A Representative that the Class B Obligations were due in full as a result of acceleration or otherwise (such 90 day period, the “Class B Standstill Period”);

(B)                               Class A Claimholders are not then diligently pursuing an Enforcement Action with respect to all or a material portion of the Collateral or diligently attempting to vacate any stay or prohibition against such exercise;

(C)                               any acceleration of the Class B Obligations has not been rescinded; and

(D)                               no Grantor is then a debtor in an Insolvency Proceeding.

(c)                                  Notwithstanding Sections 4.1(a) and (b), but subject to Section 2.3, a Class B Claimholder or Second Lien Claimholder may:

(1)                                 file a proof of claim or statement of interest, vote on a plan of reorganization (including a vote to accept or reject a plan of partial or complete liquidation, reorganization, arrangement, composition, or extension), and make other filings, arguments, and motions, with respect to its Class B Obligations or Second Lien Obligations and the Collateral in any Insolvency Proceeding commenced by or against any Grantor, in each case in accordance with this Agreement;

(2)                                 take action to create, perfect, preserve, or protect its Lien on the Collateral, so long as such actions, in the case of Second Lien Claimholders, provide for, and are not adverse to, the priority status in accordance with this Agreement of Liens on the Collateral securing the Class A Obligations or Class B Obligations, or Class A Claimholders’ rights to exercise remedies, or, in the case of Class B Claimholders, not adverse to the Class A Claimholders’ right to exercise remedies;

(3)                                 file necessary pleadings in opposition to a claim objecting to or otherwise seeking the disallowance of its Class B Obligations or Second Lien Obligations or a Lien securing its Class B Obligations or Second Lien Obligations, as the case may be;

(4)                                 join (but not exercise any control over) a judicial foreclosure or Lien enforcement proceeding with respect to the Collateral initiated by Class A Representative or Class B Representative, to the extent that such action could not reasonably be expected to interfere materially with the Enforcement Action, but no Class B Claimholder or Second Lien Claimholder may receive any Proceeds thereof unless expressly permitted herein; and

(5)                                 bid for or purchase Collateral at any public, private, or judicial foreclosure upon such Collateral initiated by any Class A Claimholder, or any sale of Collateral during an Insolvency Proceeding; provided that such bid may not include a “credit bid” in respect of any Class B Obligations or Second Lien Obligations unless the proceeds of such bid are otherwise sufficient to cause the Discharge of Class A Obligations to the extent of Ordinary Class A Obligations and such bid may not include a “credit bid” in respect of any Second Lien Obligations unless the proceeds of such bid otherwise are sufficient to cause the Discharge of Class B Obligations to the extent of Ordinary Class B Obligations.

(d)                                 Except as otherwise expressly set forth in this Section 4.1, Class B Claimholders and Second Lien Claimholders may exercise any rights and remedies that could be exercised by an unsecured creditor, other than initiating or joining in an involuntary case or proceeding under the Bankruptcy Code with respect to a Grantor, against a Grantor that has guaranteed or granted Liens to secure the Class B Obligations or Second Lien Obligations in accordance with the terms of the applicable Class B Loan Documents or Second Lien Note Documents and applicable law; provided that any judgment Lien obtained by a Second Lien Claimholder as a result of such exercise of rights will be included in the Class B Collateral or Second Lien Collateral, as applicable, and be subject to this Agreement for all purposes (including in relation to the Class A Obligations).

4.2                               MANNER OF EXERCISE

(a)                                 A First Lien Claimholder may take any Enforcement Action not prohibited by Section 4.1:

(1)                                 in any manner in its sole discretion in compliance with applicable law;

(2)                                 without consultation with or the consent of any Second Lien Claimholder;

(3)                                 regardless of whether an Insolvency Proceeding has been commenced;

(4)                                 regardless of any provision of any Second Lien Note Document (other than this Agreement); and

(5)                                 regardless of whether such exercise is adverse to the interest of any Second Lien Claimholder.

(b)                                 The rights of a First Lien Claimholder or the Control Agent to enforce any provision of this Agreement or any First Lien Loan Document will not be prejudiced or impaired by:

(1)                                 any act or failure to act of any Grantor, any other First Lien Claimholder, or the Control Agent; or

(2)                                 noncompliance by any Person other than such First Lien Claimholder with any provision of this Agreement, any First Lien Loan Document, or any Second Lien Note Document, regardless of any knowledge thereof that any First Lien Claimholder or the Control Agent may have or otherwise be charged with.

(c)                                  No Second Lien Claimholder will contest, protest, object to, or take any action to hinder, and each waives any and all claims with respect to, any Enforcement Action by a First Lien Claimholder in compliance with this Agreement and applicable law.

4.3                               SPECIFIC PERFORMANCE

First Lien Representatives and Second Lien Collateral Agent may each demand specific performance of this Agreement, and each waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action brought by any other party hereto.

4.4                               NOTICE OF EXERCISE

Each party hereto will provide reasonable prior notice to the others of its initial material Enforcement Action.

5.                                      PAYMENTS

5.1                               APPLICATION OF PROCEEDS

Until the Discharge of First Lien Obligations and the Discharge of Second Lien Obligations, and regardless of whether an Insolvency Proceeding has been commenced, Collateral or Proceeds received in connection with an Enforcement Action or subject to Section 7.7, received in connection with any Insolvency Proceeding involving a Grantor, will be applied:

(a)                                 first, to the payment in full or cash collateralization of all Ordinary Class A Obligations;

(b)                                 next, to the payment in full of all Ordinary Class B Obligations;

(c)                                  next, to the payment in full of the Second Lien Obligations that are not Excess Second Lien Obligations;

(d)                                 next, to the payment in full of any Excess Class A Obligations;

(e)                                  next, to the payment in full of any Excess Class B Obligations;

(f)                                   next, to the payment in full of any Excess Second Lien Obligations; and

(g)                                  next, to the applicable Grantor or as otherwise required by applicable law;

in each case as specified in the applicable First Lien Documents or the Second Lien Documents, or as otherwise determined by the First Lien Claimholders or the Second Lien Claimholders, as applicable.

Notwithstanding the foregoing, until the Discharge of Class A Obligations to the extent of Ordinary Class A Obligations, any non-cash Collateral or non-cash Proceeds will be held by Class A Representative as Collateral for such  Ordinary Class A Obligations unless the failure to apply such amounts as set forth above would be commercially unreasonable, and after the Discharge of Class A Obligations to the extent of Ordinary Class A Obligations, any non-cash Collateral or non-cash Proceeds will be held by Class B Agent as Collateral for such  Ordinary Class B Obligations unless the failure to apply such amounts as set forth above would be commercially unreasonable.

5.2                               INSURANCE

(a)                                 First Lien Representatives and Second Lien Collateral Agent will be named as additional insureds and/or loss payees, as applicable, under any insurance policies maintained by any Grantor.

(b)                                 Until the Discharge of Class A Obligations to the extent of Ordinary Class A Obligations, and subject to the rights of the Grantors under the Class A Loan Documents:

(1)                                 Class A Representative will have the exclusive right to adjust settlement for any losses covered by an insurance policy covering the Collateral, and to approve an award granted in a condemnation or similar proceeding (or a deed in lieu of condemnation) affecting the Collateral; and

(2)                                 all Proceeds of such policy, award, or deed will be applied in the order provided in Section 5.1 and thereafter, if no Second Lien Obligations are outstanding, to the payment to the owner of the subject property, such other Person as may be entitled thereto, or as a court of competent jurisdiction may otherwise direct.

(c)                                  During the period after the Discharge of Class A Obligations to the extent of Ordinary Class A Obligations but before the Discharge of Class B Obligations to the extent of Ordinary Class B Obligations, and subject to the rights of the Grantors under the Class B Loan Documents:

(1)                                 Class B Agent will have the exclusive right to adjust settlement for any losses covered by an insurance policy covering the Collateral, and to approve an award granted in a condemnation or similar proceeding (or a deed in lieu of condemnation) affecting the Collateral; and

(2)                                 all Proceeds of such policy, award, or deed will be applied in the order provided in Section 5.1 and thereafter, if no Second Lien Obligations are outstanding, to the payment to the owner of the subject property, such other Person as may be entitled thereto, or as a court of competent jurisdiction may otherwise direct.

5.3                               PAYMENT TURNOVER

(a)                                 Until the Discharge of Class A Obligations to the extent of Ordinary Class A Obligations, whether or not an Insolvency Proceeding has commenced, Collateral or Proceeds (including insurance proceeds or property or Proceeds subject to Liens referred to in Section 2.3(d)) received by a Class B Claimholder or Second Lien Claimholder in connection with an Enforcement Action or, subject to Section 7.7, received in connection with any Insolvency Proceeding, will be:

(1)                                 segregated and held in trust; and

(2)                                 promptly paid over to Class A Representative in the form received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. Class A Representative is authorized to make such endorsements as agent for the Class B Claimholders and Second Lien Claimholders. This authorization is coupled with an interest and is irrevocable until the Discharge of Class A Obligations to the extent of Ordinary Class A Obligations.

(b)                                 During the period after the Discharge of Class A Obligations to the extent of Ordinary Class A Obligations but before the Discharge of Class B Obligations to the extent of Ordinary Class B Obligations, whether or not an Insolvency Proceeding has commenced, Collateral or Proceeds (including insurance proceeds or property or Proceeds subject to Liens referred to in Section 2.3(d)) received by a Class A Claimholder with respect to Excess Class A Obligations or a Second Lien Claimholder in connection with an Enforcement Action or, subject to Section 7.7, received in connection with any Insolvency Proceeding, will be:

(1)                                 segregated and held in trust; and

(2)                                 promptly paid over to Class B Agent in the form received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. Class B Agent is authorized to make such endorsements as agent for the Class B Claimholders and Second Lien Claimholders. This authorization is coupled with an interest and is irrevocable until the Discharge of Class B Obligations to the extent of Ordinary Class B Obligations.

5.4                               REFINANCING AFTER DISCHARGE OF FIRST LIEN OBLIGATIONS

Subject to the restrictions in Section 3.2, if, after the Discharge of Class A Obligations or Discharge of Class B Obligations, Borrower issues or incurs Refinancing of such First Lien Obligations that is permitted to be incurred under the Second Lien Note Documents, then the applicable First Lien Obligations will automatically be deemed not to have been discharged for all purposes of this Agreement (except for actions taken as a result of the initial applicable Discharge of First Lien Obligations). Upon Second Lien Collateral Agent’s receipt of a notice stating that Borrower has entered into a new First Lien Loan Document and identifying the new Class A Representative or new Class B Agent (the “New Agent”):

(a)                                 the Obligations under such Refinancing indebtedness automatically will be treated as First Lien Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein;

(b)                                 the New Agent under such new First Lien Loan Documents will be treated as Class A Representative or Class B Agent (as applicable), for all purposes of this Agreement;

(c)                                  Second Lien Collateral Agent agrees that it will promptly:

(1)                                 enter into such documents and agreements (including amendments or supplements to this Agreement) as Borrower or the New Agent reasonably requests to provide to the New Agent the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement;

(2)                                 deliver to the New Agent any Pledged Collateral held by it together with any necessary endorsements (or otherwise allow the New Agent to obtain control of such Pledged Collateral); and

(d)                                 the New Agent will promptly agree in a writing addressed to Second Lien Collateral Agent to be bound by the terms of this Agreement.

If any Obligations under any new applicable First Lien Loan Documents are secured by Collateral that does not also secure First Lien Obligations of the other class or any Second Lien Obligations, then the Grantors will cause the First Lien Obligations of the other class to be secured at such time by a pari passu Lien on such Collateral, and cause such Second Lien Obligations to be secured at such time by a second priority Lien on such Collateral, in each case, to the same extent provided in the applicable First Lien Collateral Documents and this Agreement.

6.                                      PURCHASE OF FIRST LIEN OBLIGATIONS BY SECOND LIEN CLAIMHOLDERS

6.1                               PURCHASE RIGHT

(a)                                 If there is:

(1)                                 (x) an acceleration of the Class A Obligations in accordance with the Class A Credit Agreement or (y) an acceleration of the Class B Obligations in accordance with the Class B Credit Agreement;

(2)                                 (x) a payment default under the Class A Credit Agreement that is not cured, or waived by Class A Claimholders, within sixty days of its occurrence, or (y) a payment default under the Class B Credit Agreement that is not cured, or waived by Class B Claimholders, within sixty days of its occurrence; or

(3)                                 the commencement of an Insolvency Proceeding,

(each a “Second Lien Purchase Event”), then Second Lien Claimholders may purchase all, but not less than all, of (x) the Ordinary Class A Obligations or (y) the Ordinary Class A Obligations and the Ordinary Class B Obligations.  Such purchase will:

(A)                               include all Capped Class A Obligations (and Capped Class B Obligations, if applicable) outstanding at the time of purchase up to but not in excess of the Class A Cap (and Class B Cap, respectively, if applicable), plus all principal of, and all accrued and unpaid interest, fees, and expenses in respect of, all Uncapped Class A Obligations (and Uncapped Class B Obligations, if applicable);

(B)                               be made pursuant to an Assignment and Acceptance (as such term is defined in the Purchased Credit Agreement), whereby such Second Lien Claimholders will assume all funding commitments and Obligations of the Selling Claimholders under the Purchased Loan Documents; and

(C)                               otherwise be subject to the terms and conditions of this Section 6.

(b)                                 If there is:

(1)                                 an acceleration of the Class A Obligations in accordance with the Class A Credit Agreement;

(2)                                 a payment default under the Class A Credit Agreement that is not cured, or waived by Class A Claimholders, within sixty days of its occurrence; or

(3)                                 the commencement of an Insolvency Proceeding,

(each a “Class B Purchase Event” and, together with any Second Lien Purchase Event, “Purchase Events”), then Class B Claimholders may purchase all, but not less than all, of the Ordinary Class A Obligations.  Such purchase will:

(A)                               include all Capped Class A Obligations outstanding at the time of purchase up to but not in excess of the Class A Cap, plus all principal of, and all accrued and unpaid interest, fees, and expenses in respect of, all Uncapped Class A Obligations;

(B)                               be made pursuant to an Assignment and Acceptance (as such term is defined in the Class A Credit Agreement, whereby such Class B Claimholders will assume all funding commitments and Obligations of Class A Claimholders under the Class A Loan Documents; and

(C)                               otherwise be subject to the terms and conditions of this Section 6.

(c)                                  Each Selling Claimholder will retain all rights to indemnification provided in the relevant Purchased Loan Documents for all claims and other amounts relating to periods prior to the purchase of the Purchased Obligations pursuant to this Section 6.

6.2                               PURCHASE NOTICE

(a)                                 Purchasing Creditors will deliver a Purchase Notice to Class A Representative and, in the case of any purchase of First Lien Obligations pursuant to this Section 6 by Second Lien Claimholders, the Class B Agent, that:

(1)                                 is signed by the Purchasing Creditors;

(2)                                 states that it is a Purchase Notice under this Section 6;

(3)                                 states that each Purchasing Creditor is irrevocably electing to purchase, in accordance with this Section 6, the percentage of all of the Purchased Obligations stated in the Purchase Notice for that Purchasing Creditor, which percentages must aggregate exactly 100% for all Purchasing Creditors;

(4)                                 represents and warrants that the Purchase Notice is in conformity with, (x) if the Purchasing Creditors are Second Lien Claimholders, the Second Lien Note Documents and any other binding agreement among Second Lien Claimholders, and (y) if the Purchasing Creditors are Class B Claimholders, the Class B Loan Documents and any other binding agreement among Class B Claimholders; and

(5)                                 designates a date on which the purchase will occur that is (x) in the case of a purchase of only the Ordinary Class A Obligations by the Second Lien Claimholders pursuant to Section 6.1(a), fifteen Business Days after Class A Representative’s and Class B Representative’s receipt of the Purchase Notice, (y) in all other cases, subject to modification of such date by Section 6.2(b)(3) below, at least five but not more than fifteen Business Days after Class A Representative’s and/or Class B Agent’s receipt of the Purchase Notice, and (z) subject to modification of such date by Section 6.2(b)(3) below, not more than sixty days after the Purchase Event (such complying date, the “Purchase Date”).

A Purchase Notice will be ineffective if it is received by Class A Representative and/or Class B Agent (as applicable) after the occurrence giving rise to the Purchase Event is waived, cured, or otherwise ceases to exist.

(b)                                 Upon Class A Representative’s and/or Class B Agent’s receipt of an effective Purchase Notice conforming to this Section 6.2, the Purchasing Creditors will be irrevocably obligated to purchase, and the Selling Claimholders will be irrevocably obligated to sell, the Purchased Obligations in accordance with and subject to this Section 6.  Notwithstanding the foregoing, (1) to the extent that the Class B Claimholders have delivered a valid Purchase Notice pursuant to Section 6.1(b), the Second Lien Claimholders may not deliver a Purchase Notice pursuant to Section 6.1(a) requesting the purchase of only the Ordinary Class A Obligations, (2) to the extent that Second Lien Claimholders have delivered a valid Purchase Notice pursuant to Section 6.1(a) desiring to purchase only the Ordinary Class A Obligations and Class B Claimholders have also concurrently delivered a valid Purchase Notice pursuant to

Section 6.1(b), Second Lien Claimholders shall be relieved of their obligation to purchase the Ordinary Class A Obligations, and Class B Claimholders shall be obligated to purchase the Ordinary Class A Obligations pursuant to this Section 6 and (3) to the extent that the Second Lien Claimholders have delivered a valid Purchase Notice pursuant to Section 6.1(a) desiring to purchase only the Ordinary Class A Obligations, notwithstanding anything herein to the contrary, the Class B Claimholders may deliver a Purchase Notice requesting the purchase of the Ordinary Class A Obligations on or prior to the Purchase Date specified in the Purchase Notice delivered by the Second Lien Claimholders, Second Lien Claimholders shall be relieved of their obligation to purchase the Ordinary Class A Obligations, and Class B Claimholders shall be obligated to purchase the Ordinary Class A Obligations pursuant to this Section 6 on or prior to the date that is 14 days after the date of delivery of the Purchase Notice by the Class B Claimholders; provided that, if such Class B Claimholders fail to complete the purchase of Ordinary Class A Obligations by the applicable Purchase Date, the Second Lien Claimholders will have the right, but not the obligation, to purchase the Ordinary Class A Obligations pursuant to the terms of this Section 6 on or prior to the date that is fifteen Business Days after the Purchase Date specified in the Purchase Notice previously delivered by the Class B Claimholders.

6.3                               PURCHASE PRICE

The “Purchase Price” for the Purchased Obligations will equal the sum of:

(a)                                 the principal amount of all loans, advances, or similar extensions of credit included in the Purchased Obligations, and all accrued and unpaid interest thereon through the Purchase Date (including any acceleration prepayment penalties or premiums); and

(b)                                 all accrued and unpaid fees, expenses, indemnities, and other amounts owed to the Selling Claimholders under the Purchased Loan Documents on the Purchase Date to the extent not allocable to Excess Class A Obligations or Excess Class B Obligations, as applicable.

6.4                               PURCHASE  CLOSING

On the Purchase Date:

(a)                                 the Purchasing Creditors and Selling Claimholders will execute and deliver the Assignment and Acceptance;

(b)                                 the Purchasing Creditors will pay the Purchase Price to Selling Claimholders by wire transfer of immediately available funds; and

(c)                                  Purchasing Creditors agree that they will execute and deliver to Selling Claimholders a waiver of all claims arising out of this Agreement and the transactions contemplated hereby as a result of exercising the purchase option contemplated by this Section 6.

6.5                               EXCESS FIRST LIEN OBLIGATIONS NOT PURCHASED

Any Excess First Lien Obligations will, after the closing of the purchase of the Purchased Obligations in accordance with this Section 5, remain Excess First Lien Obligations (owned by the applicable Selling Claimholders) for all purposes of this Agreement.

6.6                               ACTIONS AFTER PURCHASE CLOSING

After the closing of the purchase of the Purchased Obligations, the Purchasing Creditors may elect or appoint a new administrative agent and, if applicable, a new collateral agent to act as “Class A Representative”, or “Class B Agent” (as the case may be) hereunder.

6.7                               NO RECOURSE OR WARRANTIES; DEFAULTING CREDITORS

(a)                                 Selling Claimholders will be entitled to rely on the statements, representations, and warranties in the Purchase Notice without investigation, even if Selling Claimholders are notified that any such statement, representation, or warranty is not or may not be true.

(b)                                 The purchase and sale of the Purchased Obligations under this Section 6 will be without recourse and without representation or warranty of any kind by Selling Claimholders, except that Selling Claimholders represent and warrant that on the Purchase Date, immediately before giving effect to the purchase:

(1)                                 the principal of and accrued and unpaid interest on the Purchased Obligations, and the fees and expenses thereof, are as stated in the Assignment and Acceptance;

(2)                                 Selling Claimholders own the Purchased Obligations free and clear of any Liens (other than participation interests not prohibited by the Purchased Credit Agreement, in which case the Purchase Price will be appropriately adjusted so that the Purchasing Creditors do not pay amounts represented by participation interests); and

(3)                                 each Selling Claimholder has the full right and power to assign its Purchased Obligations and such assignment has been duly authorized by all necessary corporate action by such Selling Claimholder.

(c)                                  The obligations of Selling Claimholders to sell their respective Purchased Obligations under this Section 6 are several, and not joint and several. If a Selling Claimholder (a “Defaulting Creditor”) breaches its obligation to sell its Purchased Obligations under this Section 6, no other Selling Claimholder will be obligated to purchase the Defaulting Creditor’s Purchased Obligations for resale to the holders of Second Lien Obligations. A Selling Claimholder that complies with this Section 6 will not be in default of this Agreement or otherwise be deemed liable for any action or inaction of any Defaulting Creditor; provided that nothing in this Section 6.7(c) will require the Purchasing Creditors to purchase less than all of the Purchased Obligations.

(d)                                 Each Grantor irrevocably consents, and will use its best efforts to obtain any necessary consent of each other Grantor, to any assignment effected to one or more Purchasing Creditors pursuant to this Section 6.

7.                                      INSOLVENCY PROCEEDINGS

7.1                               USE OF CASH COLLATERAL AND DIP FINANCING

(a)                                 Until the Discharge of Ordinary First Lien Obligations, if an Insolvency Proceeding has commenced, Second Lien Collateral Agent, as holder of a Lien on the Collateral, will not contest, protest, or object to, and each Second Lien Claimholder will be deemed to have consented to:

(1)                                 any use, sale, or lease of “cash collateral” (as defined in Section 363(a) of the Bankruptcy Code); and

(2)                                 Borrower or any other Grantor obtaining DIP Financing,

if (subject to Section 4.1(b)(1)(B)) a First Lien Representative consents in writing to such use, sale, or lease, or DIP Financing; provided that:

(A)                               Second Lien Collateral Agent otherwise retains its Lien on the Collateral;

(B)                               any Second Lien Claimholder may seek adequate protection as permitted by Section 7.4 and, if such adequate protection is not granted, the applicable Second Lien Collateral Agent may object under this Section 7.1 solely on such basis; and

(C)                               after taking into account the use of cash collateral and the principal amount of any DIP Financing (after giving effect to any Refinancing of any First Lien Obligations) on any date, the sum of the then outstanding principal amount of any First Lien Obligations and any DIP Financing does not exceed 125% of the sum of (i) the amount of the Class A Cap, plus (ii) the amount of the Class B Cap.

Upon written request from a First Lien Representative, Second Lien Collateral Agent, as holder of a Lien on the Collateral, will join any objection by a First Lien Representative, to the use, sale, or lease of cash collateral for any purpose other than adequate protection payments to the applicable Second Lien Claimholders.

(b)                                 Any customary “carve-out” or other similar administrative priority expense or claim consented to in writing by a First Lien Representative to be paid prior to the Discharge of Ordinary First Lien Obligations will be deemed for purposes of Section 7.1(a):

(1)                                 to be a use of cash collateral; and

(2)                                 not to be a principal amount of DIP Financing at the time of such consent.

(c)                                  No Second Lien Claimholder may provide DIP Financing to a Borrower or other Grantor secured by Liens equal or senior in priority to the Liens securing any First Lien Obligations; provided that if no First Lien Claimholder offers to provide DIP Financing or no

First Lien Representative has consented in writing to a DIP Financing, in each case, to the extent permitted under Section 7.1(a) on or before the date of the hearing to approve DIP Financing, then a Second Lien Claimholder may seek to provide such DIP Financing secured by Liens equal or senior in priority to the Liens securing any First Lien Obligations, and First Lien Claimholders may object thereto.

7.2                               SALE OF COLLATERAL

Second Lien Collateral Agent, as holder of a Lien on the Collateral and on behalf of the Second Lien Claimholders, will not contest, protest, or object, and will be deemed to have consented pursuant to Section 363(f) of the Bankruptcy Code, to a Disposition of Collateral free and clear of its Liens or other interests under Section 363 of the Bankruptcy Code if a First Lien Representative consents in writing to the Disposition; provided that:

(a)                                 either (i) pursuant to court order, the Liens of the Second Lien Claimholders attach to the net Proceeds of the Disposition with the same priority and validity as the Liens held by such Second Lien Claimholders on such Collateral, and the Liens remain subject to the terms of this Agreement, or (ii) (x) if the Discharge of Class A Obligations to the extent of Ordinary Class A Obligations has not occurred prior to such Disposition, the Proceeds of a Disposition of Collateral received by Class A Lenders in excess of those necessary to achieve the Discharge of Class A Obligations to the extent of Ordinary Class A Obligations are distributed in accordance with the UCC and applicable law, and (y) if the Discharge of Class A Obligations to the extent of Ordinary Class A Obligations has, but the Discharge of Class B Obligations to the extent of Ordinary Class B Obligations has not, occurred prior to such Disposition, the Proceeds of a Disposition of Collateral received by Class B Lenders in excess of those necessary to achieve the Discharge of Class B Obligations to the extent of Ordinary Class B Obligations are distributed in accordance with the UCC and applicable law;

(b)                                 the net cash Proceeds of the Disposition that are applied to First Lien Obligations permanently reduce the First Lien Obligations pursuant to Section 5.1 or if not so applied, are subject to the rights of Second Lien Collateral Agent to object to any further use notwithstanding Section 7.1(a); and

(c)                                  Second Lien Claimholders may credit bid on the Collateral in any such Disposition in accordance with Section 363(k) of the Bankruptcy Code; provided that any such credit bid of Second Lien Obligations must provide for the payment in full in cash of all Ordinary First Lien Obligations on the closing of any resulting Disposition.

Notwithstanding the preceding sentence, any Second Lien Claimholders may object to any Disposition of Collateral that could be raised in an Insolvency Proceeding by unsecured creditors generally, so long as not otherwise inconsistent with the terms of this Agreement and any applicable Second Lien Claimholder has conceded, or there has been a determination, that all or a portion of the applicable Second Lien Obligations are unsecured.

(d)                                 Upon a First Lien Representative’s request, Second Lien Collateral Agent, solely in its capacity as holder of a Lien on Collateral, will join any objection asserted by a First Lien Representative to any Disposition of Collateral during an Insolvency Proceeding.

7.3                               RELIEF FROM THE AUTOMATIC STAY

Until the Discharge of Ordinary First Lien Obligations, no Second Lien Claimholder may seek relief from the automatic stay or any other stay in an Insolvency Proceeding in respect of the Collateral without First Lien Representatives’ prior written consent or oppose any request by a First Lien Representative for relief from such stay.

7.4                               ADEQUATE PROTECTION

(a)                                 No Second Lien Claimholder will contest, protest, or object to:

(1)                                 a request by a First Lien Claimholder for “adequate protection” under any Bankruptcy Law; or

(2)                                 an objection by a First Lien Claimholder to a motion, relief, action, or proceeding based on a First Lien Claimholder claiming a lack of adequate protection.

(b)                                 Notwithstanding Section 7.4(a), in an Insolvency Proceeding:

(1)                                 Except as permitted in this Section 7.4, no Second Lien Claimholders may seek or request adequate protection or relief from the automatic stay imposed by Section 362 of the Bankruptcy Code or other relief.

(2)                                 If a First Lien Claimholder is granted adequate protection in the form of additional or replacement Collateral in connection with a motion described in Section 7.1, then the applicable Second Lien Collateral Agent may seek or request adequate protection in the form of a Lien on such additional or replacement Collateral, which Lien will be subordinated to the Liens securing the First Lien Obligations and any DIP Financing (and all related Obligations) on the same basis as the other Liens securing the applicable Second Lien Obligations are subordinated under this Agreement to the Liens securing First Lien Obligations.

(3)                                 Any claim by a Second Lien Claimholder under Section 507(b) of the Bankruptcy Code will be subordinate in right of payment to any claim of First Lien Claimholders under Section 507(b) of the Bankruptcy Code and any payment thereof will be deemed to be Proceeds of Collateral; provided that, subject to Section 7.7, Second Lien Claimholders will be deemed to have agreed pursuant to Section 1129(a)(9) of the Bankruptcy Code that such Section 507(b) claims may be paid under a plan of reorganization in any form having a value on the effective date of such plan equal to the allowed amount of such claims.

(4)                                 So long as First Lien Claimholders are receiving payment in cash of all Post-Petition Claims consisting of all interest at the applicable rate under the First Lien Loan Documents, Second Lien Collateral Agent may seek and, subject to the terms hereof, retain payments of Post-Petition Claims consisting of interest at the non-default rate under the Second Lien Note Documents (“Second Lien Adequate Protection Payments”). If a Second Lien Claimholder receives Second Lien Adequate Protection Payments before the Discharge of Ordinary First Lien Obligations, then upon the effective date of any plan or the conclusion or dismissal of any Insolvency Proceeding, the Second Lien Claimholder will pay over to First Lien Claimholders pursuant to Section 5.1, an amount equal to the lesser of (i) the Second Lien

Adequate Protection Payments received by the Second Lien Claimholder and (ii) the amount necessary to Discharge the First Lien Obligations. Notwithstanding anything herein to the contrary, First Lien Claimholders will not be deemed to have consented to, and expressly retain their rights to object to, the payment of Second Lien Adequate Protection Payments.

7.5                               FIRST LIEN OBJECTIONS TO SECOND LIEN ACTIONS

Subject to Section 4.1, nothing in this Section 7 limits a First Lien Claimholder from objecting in an Insolvency Proceeding or otherwise to any action taken by a Second Lien Claimholder, including the Second Lien Claimholder’s seeking adequate protection (other than adequate protection permitted under Section 7.4(b)) or asserting any of its rights and remedies under the Second Lien Note Documents or otherwise.

7.6                               AVOIDANCE; REINSTATEMENT OF OBLIGATIONS

If a First Lien Claimholder or a Second Lien Claimholder receives payment or property on account of a First Lien Obligation or Second Lien Obligation, and the payment is subsequently invalidated, avoided, declared to be fraudulent or preferential, set aside, or otherwise required to be transferred to a trustee, receiver, or the estate of Borrower or other Grantor (a “Recovery”), then, to the extent of the Recovery, the First Lien Obligations or Second Lien Obligations intended to have been satisfied by the payment will be reinstated as First Lien Obligations or Second Lien Obligations, as applicable, on the date of the Recovery, and no Discharge of Class A Obligations, Discharge of Class B Obligations or Discharge of Second Lien Obligations, as applicable, will be deemed to have occurred for all purposes hereunder. If this Agreement is terminated prior to a Recovery, this Agreement will be reinstated in full force and effect, and such prior termination  will not diminish, release, discharge, impair, or otherwise affect the obligations of the Parties from the date of reinstatement.  Upon any such reinstatement of any First Lien Obligations, each Second Lien Claimholder will deliver to the applicable First Lien Representative any Collateral and any Proceeds thereof, in each case, received between the Discharge of Class A Obligations or Discharge of Class B Obligations, as the case may be, and their reinstatement in accordance with Section 5.3.  No Second Lien Claimholder may benefit from a Recovery, and any distribution made to a Second Lien Claimholder as a result of a Recovery will be paid over to the applicable First Lien Representative for application to the applicable First Lien Obligations in accordance with Section 5.1.

7.7                               REORGANIZATION SECURITIES

To the extent not inconsistent with Section 2.2, nothing in this Agreement prohibits or limits the right of a Second Lien Claimholder to receive and retain any debt or equity securities that are issued by a reorganized debtor pursuant to a plan of reorganization or similar dispositive restructuring plan in connection with an Insolvency Proceeding; provided that any debt securities received by a Second Lien Claimholder on account of a Second Lien Obligation that constitutes a “secured claim” within the meaning of Section 506(b) of the Bankruptcy Code will be paid over or otherwise transferred to Class A Lenders (or, if the Discharge of Class A Obligations to the extent of Ordinary Class A Obligations has occurred, the Class B Agent) for application in accordance with Section 5.1, unless such distribution is made under a plan that is consented to by the affirmative vote of all classes composed of the secured claims of First Lien Claimholders.

If, in an Insolvency Proceeding, debt Obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed pursuant to a plan of reorganization or similar dispositive restructuring plan, both on account of First Lien Obligations and on account of Second Lien Obligations, then, to the extent the debt Obligations distributed on account of the First Lien Obligations and on account of the Second Lien Obligations are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt Obligations pursuant to such plan and will apply with like effect to the Liens securing such debt Obligations.

7.8                               POST-PETITION  CLAIMS

(a)                                 No Second Lien Claimholder may oppose or seek to challenge any claim by a First Lien Claimholder for allowance or payment in any Insolvency Proceeding of First Lien Obligations consisting of Post-Petition Claims.

(b)                                 No First Lien Claimholder may oppose or seek to challenge in an Insolvency Proceeding a claim by a Second Lien Claimholder for allowance and any payment permitted under Section 7.4, of Second Lien Obligations consisting of Post-Petition Claims.

7.9                               WAIVERS

Second Lien Collateral Agent waives:

(a)                                 any claim it may hereafter have against any First Lien Claimholder arising out of any cash collateral or financing arrangement or out of any grant of a security interest in connection with the Collateral in an Insolvency Proceeding, so long as such actions are not in express contravention of the terms of this Agreement;

(b)                                 any right to assert or enforce any claim under Section 506(c) or 552 of the Bankruptcy Code as against First Lien Claimholders or any of the Collateral to the extent securing any First Lien Obligations; and

(c)                                  solely in its capacity as a holder of a Lien on Collateral, any claim or cause of action that any Grantor may have against any First Lien Claimholder, except to the extent arising from a breach by such First Lien Claimholder of the provisions of this Agreement.

7.10                        SEPARATE GRANTS OF SECURITY AND SEPARATE CLASSIFICATION

The grants of Liens pursuant to the Class A Collateral Documents, the Class B Collateral Documents and the Second Lien Collateral Documents constitute three separate and distinct grants. Because of, among other things, their differing rights in the Collateral, the Second Lien Obligations, to the extent deemed to be “secured claims” within the meaning of Section 506(b) of the Bankruptcy Code, are fundamentally different from the Class A Obligations and Class B Obligations and must be separately classified in any plan of reorganization in an Insolvency Proceeding. Second Lien Claimholders will not seek in an Insolvency Proceeding to be treated as part of the same class of creditors as Class A Claimholders or Class B Claimholders and will not oppose or contest any pleading by Class A Claimholders or Class B Claimholders seeking separate classification of their respective secured claims.

7.11                        EFFECTIVENESS IN INSOLVENCY PROCEEDINGS

The Parties acknowledge that this Agreement is a “subordination agreement” under Section 510(a) of the Bankruptcy Code, which will be effective before, during, and after the commencement of an Insolvency Proceeding. All references in this Agreement to any Grantor will include such Person as a debtor-in-possession and any receiver or trustee for such Person in an Insolvency Proceeding.

8.                                      MISCELLANEOUS

8.1                               CONFLICTS

If this Agreement conflicts with any First Lien Loan Documents or Second Lien Note Documents, this Agreement will control.

8.2                               NO WAIVERS; REMEDIES CUMULATIVE; INTEGRATION

(a)                                 A Party’s failure or delay in exercising a right under this Agreement will not waive the right, nor will a Party’s single or partial exercise of a right preclude it from any other or further exercise of that or any other right.

(b)                                 The rights and remedies provided in this Agreement will be cumulative and not exclusive of other rights or remedies provided by law.

(c)                                  This Agreement constitutes the entire agreement among the Parties and supersedes all prior agreements, oral or written, relating to its subject matter.

8.3                               EFFECTIVENESS; SEVERABILITY; TERMINATION

(a)                                 This Agreement will become effective when executed and delivered by the Parties. Each First Lien Claimholder and each Second Lien Claimholder waives any right it may have under applicable law to revoke this Agreement or any provision thereunder or consent by it thereto.

(b)                                 This Agreement will survive, and continue in full force and effect, in any Insolvency Proceeding.

(c)                                  If a provision of this Agreement is prohibited or unenforceable in a jurisdiction, the prohibition or unenforceability will not invalidate the remaining provisions hereof, or invalidate or render unenforceable that provision in any other jurisdiction.

(d)                                 Subject to Sections 2.4(d), (h) and (i), 5.1, 5.4, 7.5 and 7.6, this Agreement will terminate and be of no further force and effect:

(1)                                 as to Class A Claimholders, upon the Discharge of Class A Obligations;

(2)                                 for Class B Claimholders, upon the Discharge of Class B Obligations and

(3)                                 for Second Lien Claimholders, upon the Discharge of Second Lien Obligations.

8.4                               MODIFICATIONS OF THIS AGREEMENT

A modification or waiver of any provision of this Agreement will only be effective if in writing signed on behalf of each Party or its authorized agent, and a waiver will be a waiver only for the specific instance involved and will not impair the rights of the Parties making the waiver or the obligations of the other Parties to such Party in any other respect or at any other time.  Notwithstanding the foregoing, no Grantor will have a right to consent to or approve a modification of this Agreement except to the extent its rights are directly affected.

8.5                               INFORMATION CONCERNING FINANCIAL CONDITION OF BORROWER AND ITS SUBSIDIARIES

(a)                                 The Control Agent, Class A Claimholders, the Class B Claimholders and Second Lien Claimholders will each be responsible for keeping themselves informed of:

(1)                                 the financial condition of the Grantors; and

(2)                                 all other circumstances bearing upon the risk of nonpayment of the First Lien Obligations or the Second Lien Obligations.

(b)                                 Neither the Control Agent nor any First Lien Claimholder will have any duty to advise any other First Lien Claimholder or any Second Lien Claimholder, and no Second Lien Claimholder will have any duty to advise the Control Agent or any First Lien Claimholder, of information known to it regarding any such condition or circumstances or otherwise.

(c)                                  If the Control Agent or a First Lien Claimholder provides any such information to a Second Lien Claimholder, or a Second Lien Claimholder provides any such information to the Control Agent or any First Lien Claimholder, the Control Agent or the First Lien Claimholder, or Second Lien Claimholder, respectively, will have no obligation to:

(1)                                 make, and it does not make, any express or implied representation or warranty, including as to accuracy, completeness, truthfulness, or validity;

(2)                                 provide additional information on that or any subsequent occasion;

(3)                                 undertake any investigation; or

(4)                                 disclose information that, pursuant to applicable law or accepted or reasonable commercial finance practices, it desires or is required to maintain as confidential.

8.6                               NO RELIANCE

(a)                                 Each First Lien Representative acknowledges that it and each other First Lien Claimholder has, independently and without reliance on any Second Lien Claimholder, and based on documents and information the First Lien Claimholder deemed appropriate, made its own credit analysis and decision to enter into the First Lien Loan Documents and this Agreement, and will continue to make its own credit decisions in taking or not taking any action under the First Lien Loan Documents or this Agreement.

(b)                                 Second Lien Collateral Agent acknowledges that it and each other Second Lien Claimholder has, independently and without reliance on any First Lien Claimholder, and based on documents and information the Second Lien Claimholder deemed appropriate, made its own credit analysis and decision to enter into the Second Lien Note Documents and this Agreement, and will continue to make its own credit decisions in taking or not taking any action under the Second Lien Note Documents or this Agreement.

8.7                               NO WARRANTIES; INDEPENDENT ACTION

(a)                                 Except as otherwise expressly provided herein:

(1)                                 no Second Lien Claimholder has made any express or implied representation or warranty to any First Lien Claimholder, including with respect to the execution, validity, legality, completeness, collectability, or enforceability of any Second Lien Note Document, the ownership of any Collateral, or the perfection or priority of any Liens thereon; and

(2)                                 each Second Lien Claimholder may manage and supervise its loans and extensions of credit under the Second Lien Note Documents in accordance with applicable law and as it may otherwise, in its sole discretion, deem appropriate;

(3)                                 no First Lien Claimholder has made any express or implied representation or warranty to any Second Lien Claimholder or First Lien Claimholder of another class, including with respect to the execution, validity, legality, completeness, collectability, or enforceability of any First Lien Loan Document, the ownership of any Collateral, or the perfection or priority of any Liens thereon; and

(4)                                 each First Lien Claimholder may manage and supervise its loans and extensions of credit under the First Lien Loan Documents in accordance with law and as it may otherwise, in its sole discretion, deem appropriate.

(b)                                 No Second Lien Claimholder will have any duty to any First Lien Claimholder, and no First Lien Claimholder will have any duty to any Second Lien Claimholder or First Lien Claimholder of another class, to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of an event of default or default under any agreements with Borrower or any other Grantor (including the First Lien Loan Documents and the Second Lien Note Documents), regardless of any knowledge thereof that it may have or be charged with.

8.8                               SUBROGATION

If a Second Lien Claimholder pays or distributes cash, property, or other assets to a First Lien Claimholder under this Agreement, such Second Lien Claimholder will be subrogated to the rights of the First Lien Claimholder with respect to the value of the payment or distribution; provided that each Second Lien Claimholder waives such right of subrogation until the Discharge of Ordinary First Lien Obligations.  Such payment or distribution will not reduce any Second Lien Obligations.  If a Class B Claimholder pays or distributes cash, property, or other assets to a Class A Claimholder under this Agreement, such Class B Claimholder will be subrogated to the rights of the Class A Claimholder with respect to the value of the payment or distribution; provided that each Class B Claimholder waives such right of subrogation until the Discharge of Class A Obligations to the extent of Ordinary Class A Obligations.  Such payment or distribution will not reduce any Class B Obligations

8.9                               APPLICABLE LAW; JURISDICTION; SERVICE

(a)                                 This Agreement, and any claim or controversy relating to the subject matter hereof, will be governed by the law of the State of New York, without regard to principles of law that would result in the application of the laws of another jurisdiction.

(b)                                 All judicial proceedings brought against a Party arising out of or relating hereto may be brought in any state or federal court of competent jurisdiction in the state, county, and city of New York. Each Party irrevocably:

(1)                                 accepts generally and unconditionally the nonexclusive personal jurisdiction and venue of such courts;

(2)                                 waives any defense of forum non conveniens; and

(3)                                 agrees that service of process in such proceeding may be made by registered or certified mail, return receipt requested, to the Party at its address provided in accordance with Section 8.11 and that such service will confer personal jurisdiction over the Party in such proceeding and otherwise constitutes effective and binding service in every respect.

8.10                        WAIVER OF JURY TRIAL

Each Party waives its right to jury trial of any claim or cause of action based upon or arising hereunder. The scope of this waiver is intended to encompass any and all disputes that may be filed in any court and that relate to the subject matter hereof, including contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Each Party acknowledges that this waiver is a material inducement to enter into a business relationship, that it has already relied on this waiver in entering into this Agreement, and that it will continue to rely on this waiver in its related future dealings. Each Party further represents and warrants that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. This waiver is irrevocable, meaning that it may not be modified either orally or in writing (other than by a mutual written waiver specifically referring to this Section 8.10 and executed by each of the Parties), and will apply to any subsequent modification hereof. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

8.11                        NOTICES

(a)                                 Any notice to a First Lien Claimholder or a Second Lien Claimholder under this Agreement must also be given to First Lien Representatives and Second Lien Collateral Agent, respectively. Unless otherwise expressly provided herein, notices and consents must be in writing and will be deemed to have been given (i) when delivered in person or by courier service and signed for against receipt thereof, (ii) upon receipt of facsimile, and (iii) three Business Days after deposit in the United States mail with first-class postage prepaid and properly addressed. For the purposes hereof, the address of each Party will be as set forth below the Party’s name on the signature pages hereto, or at such other address as the Party may designate by notice to the other Parties.

(b)                                 Failure to give a notice or copies as required by Section 3.4 or 4.4 will not affect the effectiveness or validity of any modification or of this Agreement, or the effectiveness or validity of the exercise of remedies otherwise permitted hereunder and under applicable law, impose any liability on any First Lien Claimholder or Second Lien Claimholder, or waive any rights of any Party.

8.12                        FURTHER ASSURANCES

First Lien Representatives, Second Lien Collateral Agent, and Borrower will each take such further action and will execute and deliver such additional documents and instruments (in recordable form, if requested) as First Lien Representatives or Second Lien Collateral Agent may reasonably request to effectuate the terms of and the Lien priorities contemplated by this Agreement.

8.13                        SUCCESSORS AND ASSIGNS

(a)                                 This Agreement is binding upon and inures to the benefit of each First Lien Claimholder, each Second Lien Claimholder, the Control Agent, and their respective successors and assigns. However, no provision of this Agreement will inure to the benefit of a trustee, debtor-in-possession, creditor trust or other representative of an estate or creditor of Borrower, or other Grantor, including where such estate or creditor representative is the beneficiary of a Lien securing Collateral by virtue of the avoidance of such Lien in an Insolvency Proceeding.

(b)                                 If a First Lien Representative assigns its First Lien Obligations pursuant to its First Lien Credit Agreement, such Person’s successor will be a party to this Agreement with all the rights, and subject to all the obligations, of this Agreement. Notwithstanding any other provision of this Agreement, this Agreement may not be assigned to any Person except as expressly contemplated herein.

8.14                        AUTHORIZATION

By its signature hereto, each Person signing this Agreement on behalf of a Party represents and warrants to the other Parties that it is duly authorized to execute this Agreement.

8.15                        NO THIRD-PARTY BENEFICIARIES

No Person is a third-party beneficiary of this Agreement and no trustee in bankruptcy for, or bankruptcy estate of, or unsecured creditor of, any Grantor will have or acquire or be entitled to exercise any right of a First Lien Claimholder or Second Lien Claimholder under this Agreement, whether upon an avoidance or equitable subordination of a Lien of First Lien Claimholder or Second Lien Claimholder, or otherwise. None of Borrower, any other Grantor, or any other creditor thereof has any rights hereunder, and neither Borrower nor any Grantor may rely on the terms hereof.  Other than as expressly set forth herein, nothing in this Agreement impairs the Obligations of Borrower and the other Grantors to pay principal, interest, fees, and other amounts as provided in the First Lien Loan Documents and the Second Lien Note Documents. Except to the extent expressly provided in this Agreement, no Person will have a right to notice of a modification to, or action taken under, this Agreement or any First Lien Collateral Document (including the release or impairment of any Collateral) other than as a lender under a First Lien Credit Agreement, and then only to the extent expressly provided in the applicable First Lien Loan Documents.

8.16                        NO INDIRECT ACTIONS

Unless otherwise expressly stated, if a Party may not take an action under this Agreement, then it may not take that action indirectly, or assist or support any other Person in taking that action directly or indirectly. “Taking an action indirectly” means taking an action that is not expressly prohibited for the Party but is intended to have substantially the same effects as the prohibited action.

8.17                        COUNTERPARTS

This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which will constitute an original, but all of which when taken together will constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement or any document or instrument delivered in connection herewith by telecopy or electronic facsimile or other electronic means will be effective as delivery of a manually executed counterpart of this Agreement or such other document or instrument, as applicable, and each Party utilizing telecopy, electronic facsimile, or other electronic means for delivery will deliver a manually executed original counterpart to each other Party on request.

8.18                        ORIGINAL GRANTORS; ADDITIONAL GRANTORS

Borrower and each other Grantor on the date of this Agreement will constitute the original Grantors party hereto. The original Grantors will cause each Subsidiary of Borrower and of Holdings that becomes a Grantor after the date hereof contemporaneously to become a party hereto (as a Guarantor) by executing and delivering a joinder agreement (in form and substance satisfactory to First Lien Representatives) to First Lien Representatives. The Parties further agree that, notwithstanding any failure to take the actions required by the immediately preceding sentence, each Person that becomes a Grantor at any time (and any security granted by any such Person) will be subject to the provisions hereof as fully as if it constituted a Guarantor party hereto and had complied with the requirements of the immediately preceding sentence.

[signatures to follow]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered by its duly authorized officers as of the date first above written.

PERCEPTIVE CREDIT OPPORTUNITIES
FUND, LP, as Class A Representative and Control Agent
By its general partner, Perceptive Credit Opportunities GP, LLC

By	/s/ Sandeep Dixit
	Name:	Sandeep Dixit
	Title:	Chief Credit Officer

By:	/s/ James Mannix
	Name:	James Mannix
	Title:	COO

Address for Notices:
Perceptive Credit Opportunities Fund, LP
c/o Perceptive Advisors LLC
499 Park Avenue, 25th Floor
New York, NY 10022
Attention:		Sandeep Dixit
E-mail:		Sandeep@perceptivelife.com

[Signature Page to Intercreditor Agreement]

MACQUARIE US TRADING LLC, as Class B
Agent
By	/s/ Joshua Karlin	/s/ Anita Chiu
	Name: Joshua Karlin	Anita Chiu
	Title: Authorized Signatory	Associate Director

Address for Notices:

Macquarie US Trading LLC
225 West Washington Street, 21st Floor
Chicago, Illinois 60606
Attention: Agency Services — Mike Fredian
Fax No.: (312) 262-6308
Email: MacquarieUST@cortlandglobal.com

With a copy (which shall not constitute effective notice) to:

Macquarie US Trading LLC
125 West 55th Street
New York, New York 10019
Attention: Arvind Admal
Fax No.: (212) 231-0629
Email: loan.admin@macquarie.com

[Signature Page to Intercreditor Agreement]

CORTLAND CAPITAL MARKET SERVICES
LLC, as Second Lien Collateral Agent
By	/s/ Emily Ergang Pappas
Name:	Emily Ergang Pappas
Title:	Associate Counsel

Address for Notices:
225 West Washington Street
Suite 2100
Chicago, Illinois 60606
Attn:	Legal Department
Attn.:	Mike Fredian
Fax:	312-376-0751
Email:	legal@cortlandglobal.com

[Signature Page to Intercreditor Agreement]

Acknowledged and Agreed to by:

KADMON PHARMACEUTICALS, LLC

By	/s/ Harlan W. Waksal, M.D.
Name: Harlan W. Waksal, M.D.
Title: President and Chief Executive Officer

Address for Notices:

450 E. 29th Street

New York, NY 10016

Attn: Harlan W. Waksal, M.D.

Tel.: (212) 308-6000

Fax: (646) 666-7978

Email: harlan.waksal@kadmon.com

KADMON HOLDINGS, LLC

By	/s/ Harlan W. Waksal, M.D.
Name: Harlan W. Waksal, M.D.
Title: President and Chief Executive Officer

Address for Notices:

450 E. 29th Street

New York, NY 10016

Attn: Harlan W. Waksal, M.D.

Tel.: (212) 308-6000

Fax: (646) 666-7978

Email: harlan.waksal@kadmon.com

KADMON CORPORATION, LLC

By	/s/ Harlan W. Waksal, M.D.
Name: Harlan W. Waksal, M.D.
Title: President and Chief Executive Officer

Address for Notices:

450 E. 29th Street

New York, NY 10016

Attn: Harlan W. Waksal, M.D.

Tel.: (212) 308-6000

Fax: (646) 666-7978

Email: harlan.waksal@kadmon.com

[Signature Page to Intercreditor Agreement]

KADMON RESEARCH INSTITUTE, LLC

By	/s/ Harlan W. Waksal, M.D.
Name: Harlan W. Waksal, M.D.
Title: President and Chief Executive Officer

Address for Notices:

450 E. 29th Street

New York, NY 10016

Attn: Harlan W. Waksal, M.D.

Tel.: (212) 308-6000

Fax: (646) 666-7978

Email: harlan.waksal@kadmon.com

THREE RIVERS RESEARCH INSTITUTE I, LLC

By	/s/ Harlan W. Waksal, M.D.
Name: Harlan W. Waksal, M.D.
Title: President and Chief Executive Officer

Address for Notices:

450 E. 29th Street

New York, NY 10016

Attn: Harlan W. Waksal, M.D.

Tel.: (212) 308-6000

Fax: (646) 666-7978

Email: harlan.waksal@kadmon.com

THREE RIVERS BIOLOGICS, LLC

By	/s/ Harlan W. Waksal, M.D.
Name: Harlan W. Waksal, M.D.
Title: President and Chief Executive Officer

Address for Notices:

450 E. 29th Street

New York, NY 10016

Attn: Harlan W. Waksal, M.D.

Tel.: (212) 308-6000

Fax: (646) 666-7978

Email: harlan.waksal@kadmon.com

[Signature Page to Intercreditor Agreement]

THREE RIVERS GLOBAL PHARMA, LLC

By	/s/ Harlan W. Waksal, M.D.
Name: Harlan W. Waksal, M.D.
Title: President and Chief Executive Officer

Address for Notices:

450 E. 29th Street

New York, NY 10016

Attn: Harlan W. Waksal, M.D.

Tel.: (212) 308-6000

Fax: (646) 666-7978

Email: harlan.waksal@kadmon.com

[Signature Page to Intercreditor Agreement]